EXHIBIT 10.27
NON-EXCLUSIVE RESELLER AGREEMENT
     This Agreement (the “Agreement”), effective as of June 1, 2008 (the “Effective Date”), is by and between Applera Corporation, a Delaware corporation acting through its Applied Biosystems Group, having a place of business at 850 Lincoln Centre Drive, Foster City, California 94404 (“ABI”), and BioTrove, Inc., a Delaware corporation having its principal place of business at 12 Gill St., Suite 4000, Woburn, MA 01801 (“BT”). ABI and BT are collectively referred to herein as the “Parties” and each individually as a “Party.”
Background
     A. ABI, through its joint venture partner MDS Analytical Technologies, develops, manufactures, markets and sells mass spectrometers and provides services in connection with such mass spectrometers;
     B. BT is in the business of making and selling drug discovery systems known collectively as the RapidFire System (defined below) which are used in conjunction with mass spectrometers from ABI and other vendors, and provides drug discovery services using said RapidFire System with mass spectrometers;
     C. ABI is willing to appoint BT as a non-exclusive reseller, within the Field and in the Territory (as both terms are defined herein), of certain of ABI’s mass spectrometers, as further described herein, and certain ABI services in relation to such mass spectrometers, but only to the extent such mass spectrometers are resold in conjunction with BT’s RapidFire System, all subject to and in accordance with the terms and conditions of this Agreement.
     NOW, THEREFORE, in consideration of these premises, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. DEFINITIONS
     1.1 “Affiliate” means any corporation, firm, partnership, joint venture or other business entity that controls, or is controlled by, or is under common control with, a Party. For purposes of this Section 1.1, the term “control” means in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and in the case of non-corporate entities, direct or indirect ownership of more than fifty percent (50%) of the equity interest having the right to elect or appoint the managers of the subject entity, or otherwise establish the management and policies of such entity. Notwithstanding the foregoing, the term “Affiliate” shall include ABI’s joint venture with MDS Inc. known as Applied Biosystems/MDS Analytical Technologies.
     1.2 “ABI MS” means the mass spectrometer system including mass spectrometer instrumentation and software developed, manufactured and/or otherwise marketed and sold by or on behalf of ABI or its Affiliates (and/or ABI joint venture partner MDS Analytical Technologies) which ABI and BT mutually agree in writing is suitable for use with BT’s
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

RapidFire System and may be resold by BT under the terms and conditions of this Agreement, all of which are listed in Exhibit A attached hereto and made a part hereof, along with the North American price lists for such mass spectrometer instrumentation and the ABI Services related thereto. Any mass spectrometers and/or related services in addition to those listed in Exhibit A that ABI and BT agree are suitable for use with BT’s RapidFire System and may be resold by BT under the terms and conditions of this Agreement shall be listed in Exhibit A pursuant to a formal written amendment to this Agreement. For the purposes of this Agreement, ABI MS shall mean only those mass spectrometers that are to be used in conjunction with the RapidFire System as set forth in section 2.1.
     1.3 “ABI Services” means those aftermarket repair service packages to repair and maintain performance of any ABI MS resold by BT for use in conjunction with the RapidFire System, which ABI Services are listed in Exhibit A.
     1.4 “Accessories” means those products that are to be used in conjunction with any ABI MS that is resold by BT pursuant to this Agreement.
     1.5 “Field” means high throughput screening of compounds for drug discovery including hut not limited to primary screening, lead optimization, and ADMET profiling.
     1.6 “RapidFire System” means the front end system used in conjunction with mass spectrometers and containing BT software, BT robotic liquid handling system, and other components designed by BT for use in high throughput screening applications and sold by BT.
     1.7 “Territory” means North America (United States and Canada).
2. NON-EXCLUSIVE RESELLER GRANT
     2.1 Grant of Rights. ABI grants to BT the non-exclusive right to use, market, promote and resell the ABI MS and related ABI Services and the Accessories in the Field and in the Territory, but only to the extent the ABI MS is resold in conjunction with the RapidFire System in the Field in the Territory. For clarity this right does not allow BT to resell any ABI MS or any ABI Services or Accessories on a standalone basis as instruments, products or service contracts. Therefore, BT shall incorporate the RapidFire System into each ABI MS that is resold hereunder, within [***] after such ABI MS is installed by ABI at the end-user customer site and tested and accepted by the customer in accordance with ABI’s procedures therefor. ABI’s proprietary Analyst Software is included in the ABI MS sold by ABI to BT hereunder, and it is understood and agreed that BT acquires no rights or licenses whatsoever to the Analyst Software other than the right to resell such software as part of the ABI MS hereunder. The Analyst Software, when resold to BT’s customers with the ABI MS hereunder, is subject to the terms and conditions of the Software License Agreement for Applied Biosystems/MDS Sciex Analyst® Software covering the specific version of Analyst Software included in the ABI MS sold by AB to BT hereunder (the “Software License”). A copy of the Software license covering an earlier version 1.4 of the Analyst Software, the terms and conditions of which shall also apply
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

to the version 1.5 of the Analyst Software that is included in the ABI MS sold by ABI to BT hereunder, is attached hereto as Attachment 1 to Exhibit B and made a part hereof. Among other things, BT acknowledges and agrees (and shall ensure that its customers acknowledge and agree) that the Software License is a limited license that is personal to BT’s customers, and that BT’s customers may not and shall not transfer, assign or sublicense the Software License to any third party, even if such third party purchases the aforementioned ABI MS, and any third party purchaser would be required to obtain a separate Software License from ABI.
     2.2 No Implied Rights. Except as set forth expressly and specifically in this Agreement, BT shall not acquire any right or license by implication, estoppel or otherwise under any intellectual property rights of ABI in any ABI MS or other ABI property.
     2.3 BT shall resell the ABI MS on the terms and conditions set forth in the Applied Biosystems General Terms and Conditions of Sale attached hereto as Exhibit B and made a part hereof (the “ABI MS Terms and Conditions”). Accordingly, BT is not authorized and shall not market, promote, offer to resell or resell any ABI MS on terms and conditions other than the ABI MS Terms and Conditions and any other terms and conditions on which the ABI MS is marketed, promoted, offered for sale or resold shall be void and of no force and effect, and BT’s marketing, promotion, offer to resell or resale of any ABI MS on terms and conditions other than the ABI MS Terms and Conditions shall be a material breach of this Agreement. ABI in its sole discretion may modify the ABI MS Terms and Conditions at any time on ninety (90) days prior written notice to BT. Such modification shall not affect the resales of ABI MS which are already contracted for by BT and all such changes shall be consistent with the terms of this Reseller Agreement.
     2.4 BT shall resell the ABI Services on the terms and conditions set forth in the Applied Biosystems Performance Agreement Terms and Conditions attached hereto as Exhibit C and made a part hereof (the “ABI Performance Agreement”). Accordingly, BT is not authorized and shall not market, promote, offer to resell or resell any ABI Services on terms and conditions other than the terms and conditions set forth in the ABI Performance Agreement and any other terms and conditions on which the ABI Services are marketed, promoted, offered for sale or resold shall be void and of no force and effect, and BT’s marketing, promotion, offer to resell or resale of any ABI Services on terms and conditions other than the ABI Performance Agreement shall be a material breach of this Agreement. ABI in its sole discretion may modify the ABI Performance Agreement at any time on ninety (90) days prior written notice to BT. Such modification shall not affect the resales of ABI Services which are already contracted for by BT and all such changes shall be consistent with the terms of this Reseller Agreement.
3. BT’s OBLIGATIONS
     3.1 Beginning as soon as practicable after the Effective Date, BT shall commence using commercially reasonable efforts to resell the ABI MS, Accessories and ABI Services in the Field in the Territory pursuant to the grant of rights in Section 2.1, and in performance of these duties BT shall:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          (a) resell ABI MS and ABI Services consistent with the terms and conditions as set forth in the ABI MS Terms and Conditions and ABI Performance Agreement set forth in Exhibits B and C, respectively, including without limitation, the terms and conditions of the Software License attached hereto as Attachment 1 to Exhibit B;
          (b) market, promote and resell ABI MS in a manner consistent with the specifications therefor as set forth in Exhibit D attached hereto and made a part hereof (“ABI MS Specifications”), which ABI MS Specifications may be modified by ABI in its sole discretion at any time on ninety (90) days prior written notice to BT.
          (c) be solely responsible for managing the initial customer interface for the ABI MS through the point at which the resale and installation (including any testing and acceptance by the customer) of the ABI MS, and the integration of the ABI MS with the RapidFire System, have been completed. BT agrees to provide to ABI on a timely basis all relevant customer contact information to allow ABI to coordinate the timing of the delivery and installation of the ABI MS, and to provide support to customers for the ABI MS, Accessories and ABI Services as such support is requested by BT. For clarity, it is understood and agreed that ABI, and not BT, shall be solely responsible for the servicing, maintenance and repair of all ABI MS resold under this Agreement, all of which shall be carried out by ABI pursuant to the ABI Services contracts that are resold by BT pursuant to this Agreement;
          (d) provide ABI with prompt written notification of all orders for the RapidFire System that are received by BT, that include ABI MS, and provide ABI with copies of bona fide written purchase orders for the ABI MS sold in conjunction with the RapidFire system, within five (5) business days of BT’s receipt of such order(s);
          (e) provide ABI with prompt written notification of all orders for the ABI Services that are received by BT in conjunction with sales of ABI MS sold with a RapidFire System, and provide ABI with copies of bona fide written purchase orders for the ABI Services, within five (5) business days of BT’s receipt of such order(s);
          (f) work with ABI to enable shipment of the ABI MS to the end user customer site as soon as possible following BT’s receipt of the purchase order for each RapidFire System that includes an ABI MS, such shipment to be within the desired installation timeframe specified by the end user, subject to ABI’s ordering, delivery and installation procedures and schedules. Shipment of the ABI MS and any Accessories shall be Ex Works (Incoterms 2000) by ABI directly to the end user customer site. BT shall be solely responsible for shipping, in accordance with ABI’s handling and shipping instructions, the ABI MS and any Accessories from the facility where such ABI MS or Accessories have been manufactured or are stored on behalf of ABI, to the end user customer site, and BT shall assume title and risk of loss and damage to the ABI MS and any Accessories upon delivery of the ABI MS or Accessories by ABI to the common carrier at the loading dock of ABI or its manufacturer or other designee. Accordingly, BT shall be solely responsible for the payment of any and all costs and expenses associated with the shipment of the ABI MS and any Accessories from ABI or its manufacturer
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

or other designee to the end user customer site, including without limitation, any and all transportation charges, and BT shall insure the replacement cost of the ABI MS and any Accessories while in transit. For clarity, it is understood and agreed that on and after the transfer of title of an ABI MS or any Accessories from ABI to BT hereunder, BT shall assume all responsibility associated with owning such ABI MS or Accessories, even if such ABI MS or Accessories are not resold by BT to a third party, and regardless of whether a third party pays or fails to pay BT for such ABI MS or Accessories;
          (g) coordinate with ABI the installation, testing and acceptance of the ABI MS at the end user customer site (which installation, testing and acceptance procedures shall be carried out solely by ABI at the end user customer site);
          (h) coordinate with ABI the provision of ABI Services to BT’s end user customers pursuant to ABI Services contracts;
          (i) maintain appropriate levels of personnel and resources for effective marketing, promotion and resale of the AB MS in conjunction with the RapidFire System, and the ABI Services, including the initial and on-going training of BT’s sales, marketing, and support personnel in the Territory, all of whom shall be qualified and trained to perform the marketing, promotion and resale of the AB MS in conjunction with the RapidFire System, and the ABI Services, in accordance with all applicable laws and regulations, industry standards and exercising the highest levels of professionalism and integrity;
          (j) use commercially reasonable efforts to promote or market the use of ABI MS on a non-exclusive basis in conjunction with the RapidFire System to BT’s customers and prospective customers for mass spectrometry instrument systems in BT’s demonstration centers, at company sponsored seminars, and other venues, and promote or market the use of ABI Services in connection therewith;
           (k) not [***] any [***] in any manner and [***] from [***] regarding any [***] that are not [***] in this Agreement, and shall [***] to [***] only those [***] that are [***] for in this Agreement;
          (l) communicate with ABI representatives on a regular basis as reasonably requested by ABI (but no less frequently than quarterly), to discuss sales volumes, forecasts, unmet market needs, competitive intelligence and general market conditions;
          (m) be solely responsible for marketing, promotion and sales of the RapidFire System whether alone or in conjunction with ABI MS, and associated contract drug discovery services in the Territory; and
          (n) within ninety (90) days of signing this Agreement, meet with representatives of ABI to develop logistics for handling customer complaints and other customer
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

issues in a seamless fashion which would, at a minimum, include coordination of installations, planned maintenance, cross training, customer escalation (from first line support to second line support) and customer tracking and notification. The Parties shall, as a result of such meeting, amend this Agreement accordingly to address: ABI’s ordering, delivery and installation procedures and schedules for ABI MS, ABI’s installation, testing and acceptance procedures for ABI MS, and first line and second line support to be provided to BT’s customers by BT and ABI, respectively.
4. ABI OBLIGATIONS
     4.1 ABI shall supply BT’s customers with ABI MS, Accessories and ABI Services in accordance with the terms and conditions of this Agreement, and ABI’s duties as supplier of the ABI MS, Accessories and ABI Services shall be as follows:
          (a) ABI agrees to manufacture (or have manufactured) and sell to BT, ABI MS meeting the ABI MS Specifications, and Accessories, at the price(s) set forth in Section 5.1;
          (b) ABI will be solely responsible for providing the ABI Services directly to BT’s end user customers;
          (c) ABI will be solely responsible for installing the ABI MS, working directly with the end user customer with respect to the testing and acceptance of the ABI MS, all in accordance with ABI’s installation, testing and acceptance procedures;
          (d) ABI will provide training at its own expense on the ABI MS and ABI Services to BT sales, marketing, and support personnel as needed in the Territory in a format agreed by the Parties in writing;
          (e) ABI shall provide BT with suitable technical documentation to support the marketing, promotion and resale of ABI MS and ABI Services; and
          (f) ABI shall supply sales leads to BT in the Territory for prospective resales of the ABI MS in conjunction with the RapidFire System; and
          (g) within ninety (90) days of signing this Agreement, meet with representatives of BT to develop logistics for handling customer complaints and other customer issues in a seamless fashion which would, at a minimum, include coordination of installations, planned maintenance, cross training, customer escalation (from first line support to second line support) and customer tracking and notification. The Parties shall, as a result of such meeting, amend this Agreement accordingly to address: ABI’s ordering, delivery and installation procedures and schedules for ABI MS, ABI’s installation, testing and acceptance procedures for ABI MS, and first line and second line support to be provided to BT’s customers by BT and ABI, respectively.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          (h) work with BT to ship, deliver and install the ABI MS to the end user customer site as soon as commercially practicable following ABI’s receipt of the purchase order for each RapidFire System that includes an ABI MS, such that ABI shall endeavor in good faith to make such shipment and installation to be within the desired timeframe specified by the customer, provided that such delivery and installation timeframe is agreed by ABI.
          (i) ABI will agree to abide by the general terms and conditions set forth in Exhibits B and C.
5. PRICING AND PAYMENTS
     5.1 Pricing. ABI will sell the ABI MS to BT at a price that is [***] for such ABI MS (which North American list price for the ABI MS is set forth in Exhibit A), exclusive of Accessories. Should ABI agree to [***] to a [***] that is [***], ABI will [***] of the [***] to the [***]. ABI will sell Accessories for the ABI MS to BT [***] at a [***], as and when Accessories are requested by BT. ABI will sell ABI Services to BT at a price that is [***] for such ABI Services (which North American list price for the ABI Services is set forth in Exhibit A). BT will [***] of the [***]. BT shall resell Accessories at [***]. ABI reserves the right to [***] for [***], and will provide BT written notice of any [***] at least [***] prior to [***]. [***] will affect any products or services for which orders have already been received by ABI pursuant to this Agreement.
     5.2 Payments. All payments to be made hereunder shall be due and payable within [***] from the date of the invoice issued by ABI to BT. All payments shall be made in U.S. Dollars, without deduction or offset. Any amounts which remain unpaid more than thirty (30) days after the date on which they are due shall accrue interest until paid at the rate of the lesser of one half of one percent (0.5%) per month or the maximum amount allowed under applicable law. However, in no event shall this interest provision be construed as a grant of permission for any payment delays.
     5.3 Taxes. BT shall be solely responsible and liable for the payment of any and all taxes (other than income taxes of ABI) and other governmental fees, charges, levies and assessments (including any interest or penalties for late payment thereof) (collectively, “Taxes”) that are incurred in connection with the marketing, promotion and/or resale of the ABI MS and ABI Services, and BT shall defend, indemnify and hold ABI and its Affiliates and their respective directors, officers, agents and employees from and against any such Taxes, including without limitation the payment of any reasonable attorneys fees and costs of litigation regardless of outcome.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

6. ABI LIMITED WARRANTY AND LIMITATION OF LIABILITY
     6.1 ABI warrants that the ABI MS and Accessories, in the form it is sold to BT hereunder, will upon delivery to the common carrier at the dock of ABI or its manufacturer or other designee, be free of defects in materials and workmanship for a period of one (1) year from the date of the installation of the ABI MS at the customer facility (the “Warranty Period”). ABI at its sole election, will either: (i) replace free of charge, any ABI MS parts and Accessories not meeting the above warranty, or (ii) refund the purchase price paid by BT to ABI for the ABI MS or Accessories, in each case if BT notifies ABI in writing of a claim for breach of the foregoing warranty (“Warranty Claim”) within the Warranty Period. If BT makes a Warranty Claim within the Warranty Period, then prior to exercising its election as provided for herein, ABI shall have the right to request that BT return to ABI the allegedly defective ABI MS or part thereof at ABI’s cost, or ABI may visit the end user customer site where the allegedly defective ABI MS or part thereof is located, in order to verify the Warranty Claim. For clarity, all Warranty Claims shall be made by BT to ABI on behalf of any BT customer. Any returns of ABI MS or Accessories hereunder shall be made only with the prior written consent of ABI, and the issuance by ABI to BT of a valid return authorization number for such ABI MS or Accessories. Upon obtaining a valid return authorization number for such ABI MS or Accessories from ABI, BT shall have its customer return the ABI MS or Accessories that is the subject of the valid return authorization number, to ABI in accordance with ABI’s written instructions. The remedies set forth in this Section 6.1 shall be ABI’ s sole and exclusive liabilities, and BT’s and its customers’ sole and exclusive remedies, with respect to any defects or non-performance of any ABI MS.
     6.2 In addition to any exclusions, conditions, exceptions, or limitations set forth in Section 6.1 above, ABI’s warranty does not and shall not cover, and ABI has no obligation to replace or refund the purchase price of, any ABI MS or part thereof which is damaged by BT or any third party (including any BT customer or other end user thereof) or is serviced, maintained or repaired by any person or entity other than ABI or its designee, nor shall ABI’s warranty cover, and ABI has no obligation to replace or refund the purchase price of any ABI MS or part thereof, if there is a defect or failure or other performance or non-performance related issue that arises out of or is caused by the operation, handling, storage or use of the ABI MS (including any software associated therewith) other than in accordance with ABI’s written instructions. Use of the ABI MS with the Rapid Fire System in accordance with BT’s specifications shall not violate this warranty.
     6.3 BT acknowledges and agrees that (i) any Warranty Claims made by BT following the end of the Warranty Period are hereby forfeited and ABI shall have no responsibility or liability with respect thereto, and (ii) the Warranty provided for in Section 6.1 is limited to BT and its customers and is not assignable or transferable. ABI agrees that all warranties hereunder shall survive the termination of this Agreement.
     6.4 THE WARRANTY SET FORTH IN SECTION 6.1 IS THE SOLE AND EXCLUSIVE WARRANTY WITH RESPECT TO ABI MS, AND IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, ALL OF WHICH OTHER
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WARRANTIES ARE EXPRESSLY DISCLAIMED, INCLUDING WITHOUT LIMITATION THOSE OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, OR REGARDING RESULTS OBTAINED THROUGH THE USE OF ANY ABI MS (INCLUDING WITHOUT LIMITATION, ANY CLAIM OF INACCURATE, INVALID OR INCOMPLETE RESULTS) WHETHER ARISING FROM A STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF PERFORMANCE, DEALING OR USAGE OF TRADE . ABI MAKES NO WARRANTIES OR REPRESENTATIONS WHATSOEVER WITH RESPECT TO THE ACCESSORIES OR ABI SERVICES, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, INCLUDING WITHOUT LIMITATION THOSE OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, WHETHER ARISING FROM A STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF PERFORMANCE, DEALING OR USAGE OF TRADE.
     6.5 IN NO EVENT SHALL ABI BE LIABLE, WHETHER IN CONTRACT OR TORT OR OTHERWISE, FOR INDIRECT, INCIDENTAL, SPECIAL EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT ABI KNOWS, SHOULD HAVE KNOWN OR IS OTHERWISE ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING WITHOUT LIMITATION, DAMAGES ARISING FROM OR RELATED TO LOSS OF USE, LOSS OF DATA, DOWNTIME, PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR LOSS OF REVENUE, PROFITS, INCOME, GOODWILL, OR BUSINESS OR OTHER FINANCIAL LOSS.
     6.6 If BT makes any warranty or representation that is inconsistent with or in addition to the warranty provided for in Section 6.1, BT shall defend, indemnify and hold ABI and its Affiliates and their respective directors, officers, agents and employees from and against any claim based thereon, including without limitation the payment of any reasonable attorneys fees and costs of litigation regardless of outcome.
7. TERM AND TERMINATION
     7.1 This Agreement shall have an Initial Term of one (1) year from the Effective Date and shall be renewed automatically for subsequent twelve (12) month terms (“Terms”) unless written notice of termination provided by one party or the other no less than ninety (90) days prior to the end of the then current term.
     7.2 Notwithstanding anything herein contained to the contrary, and in addition and without prejudice to any other rights or remedies in equity or at law, a party shall have the right to terminate this Agreement on written notice to the other party as follows:
          (a) if, during the Initial Term or any Term thereafter, one party is in material breach of any of the terms hereof and does not cure such breach within thirty (30) days after receiving notice thereof from the non-breaching party specifying the breach (in the case of non-payment, such breach is not required to be material and must be cured within ten (10) days);
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

provided, however, that the foregoing provisions permitting a cure within thirty (30) days shall not apply to any breach of Section 10 of this Agreement; or
          (b) either party may terminate this Agreement effective immediately upon written notice if (i) all or a substantial portion of the assets of the other party are transferred to an assignee for the benefit of creditors, a receiver, or a trustee in bankruptcy, (ii) a proceeding is commenced by or against the other party for relief under bankruptcy or similar laws and such proceeding is not dismissed within thirty (30) days, (iii) the other party is adjudged insolvent or bankrupt; or (iv) if the other party shall cease to carry on business.
     7.3 Either party may terminate this Agreement for convenience effective upon ninety (90) days prior written notification to the other party, after the end of the Initial Term.
     7.4 No termination of this Agreement shall in any way affect BT’s obligations to pay any amounts accrued prior to such termination of this Agreement, or any of BT’s other liabilities accrued up to the date of such termination.
     7.5 The following shall survive any expiration or termination of this Agreement: (a) any provision intended to survive or plainly indicating that it should survive; (b) any benefits or rights that have accrued prior to or on account of such termination; and (c) Sections 1, 2.2, 5, 6,,7, 8, 10 and 11.
     7.6 Notwithstanding anything to the contrary contained in this Agreement, it is expressly agreed that the expiration or termination of this Agreement for any reason shall not terminate or diminish in any way the obligations under ABI Services contracts covering ABI MS purchased prior to the date of termination or expiration of this Agreement and ABI shall continue to service those agreements.
     7.7 On any termination or expiration of this Agreement: (i) all rights granted hereunder shall automatically terminate and revert in their entirety to ABI, and (ii) the receiving Party shall promptly return to the disclosing Party or destroy (at the disclosing Party’s election) any and all Confidential Information and any copies or embodiments thereof, in whatever form including electronic form, except that a receiving Party may retain one (1) copy of the disclosing Party’s Confidential Information in its legal files for the sole purpose of meeting its ongoing obligations hereunder.
8. INDEMNIFICATION AND INSURANCE
     8.1 BT shall defend, indemnify and hold harmless ABI, and its Affiliates and their respective officers, directors, employees, agents, successors and assigns, from and against any and all third party liabilities, suits, claims, losses, damages, settlements, awards or judgments, and shall pay all costs and expenses thereof (including without limitation reasonable attorney’s fees and costs of litigation, regardless of outcome) (collectively, “Liabilities”) up to the total dollar amount received by BioTrove for the sale of the complete RapidFire, ABI MS, and ABI
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Accessories system giving rise to such Liabilities, to the extent resulting from (i) any negligence, misconduct, violation of law or regulation or breach of this Agreement by BT or its employees, agents or contractors, (ii) the manufacture, use or sale of the RapidFire System, whether alone or in conjunction with any ABI MS, or (iii) the use of any ABI MS in conjunction with the RapidFire System, except to the extent such Liabilities are caused by the negligence, misconduct, violation of law or regulation or breach of this Agreement by ABI or its employees, agents or contractors.
     8.2 During the Term, BT shall at its cost and expense, maintain in full force and effect, a policy or policies of insurance commensurate with industry standards for services substantially similar to the services performed hereunder, including maintaining insurance coverage in types and amounts sufficient to cover its obligations under this Agreement including under this Section 8. Such policies shall name ABI as an additional insured and BT shall promptly notify ABI in the event of any cancellation or material change in coverage. BT shall provide ABI with certificates of insurance on request.
     8.3 ABI shall defend, indemnify and hold harmless BT, and its Affiliates and their respective officers, directors, employees, agents, successors and assigns, from and against any and all third party liabilities, suits, claims, losses, damages, settlements, awards or judgments, and shall pay all costs and expenses thereof (including without limitation reasonable attorney’s fees and costs of litigation, regardless of outcome) (collectively, “Liabilities”) up to the total dollar amount received by ABI for the sale of the ABI MS and/or ABI Accessories giving rise to such Liabilities, to the extent resulting from (i) any negligence, misconduct, violation of law or regulation or breach of this Agreement by ABI or its employees, agents or contractors, or (ii) the manufacture, use or sale of the ABI MS, Accessories or any ABI Services , except to the extent such Liabilities are caused by the negligence, misconduct, violation of law or regulation or breach of this Agreement by BT or its customers or their respective employees, agents or contractors.
     8.4 Each party’s obligations under Sections 8.1 and 8.3, respectively, shall be conditioned upon the following: the party seeking indemnification (the “Indemnitee”) shall give the other party (the “Indemnitor”) prompt written notice of the claim; the Indemnitee shall fully cooperate as requested by the Indemnitor in the defense against or settlement of the claim; the Indemnitor shall have the sole control over and right to defend, settle or otherwise dispose of the claim on such terms as the Indemnitor, in its sole discretion, shall deem appropriate; and the Indemnitee shall not enter into or agree to any settlement, judgment or award, or to any other disposition of the claim, without the prior written consent of the Indemnitor.
9. TRADEMARKS AND TRADE NAMES
     9.1 ABI MS will be resold with no changes to its existing ABI Marks (defined below). BT’s RapidFire System components will carry marks, labels and branding of BT.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     9.2 Subject to Section 9.3, ABI grants to BT a non-exclusive right in the Field and in the Territory to use the trademarks, trade names and logos that ABI may adopt from time to time with respect to the ABI MS (“ABI Marks”) in connection with BT’s marketing, promotion and resale of ABI MS with the RapidFire System as provided for under this Agreement. BT will indicate clearly in any and all materials in which the ABI MS are advertised, marketed, resold or otherwise promoted that such RapidFire System contains mass spectrometer instrumentation developed by ABI and is sold by BT with ABI’s permission. Except as expressly set forth in this Section 9, nothing contained in this Agreement will grant to BT any right, title or interest in ABI Marks. BT recognizes the validity of ABI Marks and acknowledges the same are the sole and exclusive property of ABI. At no time during or after the Term will BT challenge or assist others to challenge ABI Marks or the registration thereof or attempt or assist others to attempt to register any trademarks, marks, trade names or logos confusingly similar to those of ABI.
     9.3 All representations of ABI Marks that BT intends to use will first be submitted to one of the ABI Principal Contacts listed in Exhibit E attached hereto and made a part hereof (which Principal Contacts may be modified by ABI at any time on written notice to BT) for prior written approval (which will not be unreasonably withheld) of design, color and other details or will be exact copies of those used by ABI. In addition, BT shall follow the instructions issued by ABI from time to time for the purpose of protecting the standards of quality established for the goods and services sold under ABI Marks. In addition to the foregoing, during the Term, at ABI’s request, BT shall provide ABI with access to copies of all materials in which the ABI Marks are used, to verify BT is in compliance with its obligations under this Section 9.
     9.4 BT acknowledges and agrees that the use of ABI Marks as set forth in Section 9.1, and any review or approval by ABI as set forth in Section 9.3 do not represent the endorsement or approval by ABI of BT’s marketing, promotion, resale or use of ABI MS or ABI Services, in any form.
10. CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS
     10.1 For the purposes of this Agreement, confidential information of a Party means by way of example but not limitation: trade secrets, proprietary information, inventions, know-how, technical information, data, databases, designs, specifications, protocols, manufacturing methods, software, algorithms, customer lists, business or financial information, or other non-public information, whether or not any of the foregoing is patentable or copyrightable and whether in written, visual, oral, electronic or any other form including, without limitation, models, prototypes, tools, drawings, samples or other material, which is marked as such (“Confidential Information”). Confidential Information also includes the existence and terms and conditions of this Agreement. The parties agree that, for the Term of this Agreement and for five (5) years thereafter, each Party, including contractors, agents and representatives, receiving hereunder any Confidential Information (thus becoming the receiving Party) of the other Party (thus becoming the disclosing Party) shall keep such Confidential Information confidential and shall not publish or otherwise disclose to any third party or use such Confidential Information for any purpose other than as provided for in this Agreement. Any such Confidential Information
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

shall be identified at the time of disclosure and, if provided in written form, shall bear an appropriate legend and, if disclosed orally, shall be submitted in writing to the receiving Party within thirty (30) days after the oral disclosure. Confidential Information of a disclosing Party and copies and derivations thereof are and shall be solely owned by the disclosing Party. No obligation shall be imposed with respect to any information designated “Confidential Information” that the receiving Party can establish:
          (a) was already known to the receiving party or its Affiliates (other than under an obligation of confidentiality), at the time of disclosure by the disclosing party and such receiving party has documentary evidence to that effect;
          (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;
          (c) became generally available to the public or otherwise part of the public domain after its disclosure or development, as the case may be, and other than through any act or omission of a party in breach of this confidentiality obligation;
          (d) was disclosed to the receiving party or its Affiliates, other than under an obligation of confidentiality, by a third party who had no obligation to the disclosing party not to disclose such information to others; or
          (e) is developed by the receiving Party or its Affiliates independently of the disclosure by the disclosing Party, and such receiving Party has documentary evidence to that effect.
     10.2 Authorized Disclosure and Use.
          (a) Notwithstanding the foregoing Section 10.1, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary to:
               (i) prosecute or defend litigation, or
               (ii) comply with applicable governmental laws and regulations; provided, however, that in each case, prior to making such disclosure, the Party that is required to make such disclosure notifies the other Party of its intended disclosure and use reasonable efforts consistent with such legal requirements to allow the other Party to take whatever appropriate measures may be taken to maintain the confidentiality of the Confidential Information including requesting confidential treatment thereof or a protective order therefor.
          (b) Notwithstanding the foregoing Section 10.2(a), (i) each party shall have the right to use the other party’s Confidential Information solely for the purpose of carrying out the receiving party’s responsibilities under this Agreement, and (ii) the receiving Party shall not
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

use any Confidential Information of the disclosing Party in applying for or securing any intellectual property rights including patents.
     10.3 Regulatory Filings. Either party may disclose the terms of this Agreement to the extent required or deemed necessary, in the reasonable opinion of such Party’s legal counsel, to comply with applicable laws, including without limitation the rules and regulations promulgated by the United States Securities and Exchange Commission and any exchange or listing requirements. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 10.3, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure. If a Party discloses this Agreement or any of the terms hereof in accordance with this Section 10.3, such party agrees, at its own expense, to seek confidential treatment of portions of this Agreement or such terms, as may be reasonably requested by the other Party.
     10.4 Public Announcements. Except as otherwise expressly and specifically set forth in this Agreement, neither Party shall make any press release or other public announcement concerning any aspect of this Agreement, or make any use of the name of the other Party in connection with or in consequence of this Agreement, without the prior written consent of the other Party. In the event such announcement is required or deemed necessary by a Party under applicable laws or regulations, the Party making such announcement shall use reasonable efforts to notify the other Party prior to such disclosure.
11. MISCELLANEOUS
     11.1 Notices. All notice, requests, demands and other communications hereunder shall be in English and shall be given in writing and shall be: (a) personally delivered; (b) sent by facsimile transmission or other electronic means of transmitting written documents with confirmation of receipt; or (c) sent to the Parties at their respective addresses indicated herein by registered or certified mail, return receipt requested and postage prepaid, or by private overnight mail courier services with confirmation of receipt. The respective addresses to be used for all such notices, demands or requests are as follows:
     If to BT:
BioTrove, Inc,
12 Gill St., Suite 4000
Woburn, MA 01801
Attn: Legal Department
Phone No.: (781) 721 3600
Fax No.: (781) 721 3601
     If to Applied Biosystems:
Applera Corporation
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Applied Biosystems Group
850 Lincoln Centre Drive
Foster City, CA 94404
Attn: Legal Department
Phone No.: (650) 638-5846
Fax No.: (650) 638-6677
If personally delivered, such communication shall be deemed delivered upon actual receipt by the “attention” addressee or a person authorized to accept for such addressee; if transmitted by facsimile pursuant to this paragraph, such communication shall be deemed delivered the next business day after transmission, provided that sender has a transmission confirmation sheet indicating successful receipt at the receiving facsimile machine; if sent by overnight courier pursuant to this paragraph, such communication shall be deemed delivered upon receipt by the “attention” addressee or a person authorized to accept for such addressee; and if sent by mail pursuant to this Section 11.1, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. Any Party to this Agreement may change its address for the purposes of this Agreement by giving notice thereof in accordance with this Section 11.1.
     11.2 Entire Agreement. This Agreement and the Exhibits hereto sets forth the complete agreement of the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, promises and representations with respect to such subject matter, including without limitation, the Term Sheet for Resellers Agreement for ABI Mass Spectrometers and Service between the Parties. No claimed oral agreement in respect thereto shall be considered as any part hereof. No amendment or change in any of the terms hereof subsequent to the execution hereof shall have any force or effect unless agreed to in writing by duly authorized representatives of the Parties.
     11.3 Waiver. No waiver of any provision, of this Agreement shall be effective unless in writing. No waiver shall be deemed to be, or shall constitute, a waiver of a breach of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver of such breach unless otherwise expressly provided in such waiver.
     11.4 Severability. Each provision contained in this Agreement is declared to constitute a separate and distinct covenant and provision and to be severable from all other separate, distinct covenants and provisions. It is agreed that should any clause, condition or term, or any part thereof, contained in this Agreement be unenforceable or prohibited by law or by any present or future legislation then: (a) such clause, condition, term or part thereof, shall be amended, and is hereby amended, so as to be in compliance therewith the legislation or law; but (b) if such clause, condition or term, or part thereof, cannot be amended so as to be in compliance with the legislation or law, then such clause, condition, term or part thereof shall be severed from this Agreement all the rest of the clauses, terms and conditions or parts thereof contained in this Agreement shall remain unimpaired.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     11.5 Construction. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof or affect the interpretation of the Agreement. This Agreement shall not be construed against either Party. Except where the context otherwise requires, wherever used, the singular shall include the plural and the word “or” is used in the inclusive sense.
     11.6 Counterparts/Facsimiles. This Agreement may be executed (including via facsimile or other reliable electronic means of transmitting signed copies) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     11.7 Governing Law. This Agreement and any dispute arising out of or in connection herewith shall be governed by the laws of the state of California, regardless of its or any other jurisdiction’s choice of law principles.
     11.8 Transferability. Except as provided below, neither party may assign, transfer or delegate any of the rights or obligations under this Agreement or this Agreement, without the prior written consent of the other party, except in the event of a merger, consolidation, reorganization or transfer to an entity that has acquired all or substantially all of the assigning party’s assets as successor to the business. In the event of the sale or transfer by ABI of all or substantially all of its assets related to this Agreement to an Affiliate or to a third party, whether by sale, merger, or change of control, ABI would have the right to assign any or all rights and obligations contained herein and the Agreement to such Affiliate or third party without the consent of BT and the Agreement shall be binding upon such acquirer and would remain in full force and effect, at least until the expiration of the then current Term, unless earlier terminated by BT as provided for in Section 7. In the event that all or substantially all of BT’s assets are acquired, whether by sale, merger, or change of control, BT would have the right to assign any or all rights and obligations contained herein and the Agreement to such Affiliate or third party without the consent of ABI and the Agreement shall be binding upon such acquirer and would remain in full force and effect, at least until the expiration of the then current Term, unless earlier terminated by ABI as provided for in Section 7. Any permitted assignee of either Party shall succeed to all of the rights and assume all of the obligations of BT or ABI, respectively, under this Agreement. Notwithstanding the foregoing, if BT is acquired by a competitor to ABI in the mass spectrometer instrumentation market, ABI reserves the right to terminate this Agreement immediately on written notice to BT in such an event.
     11.9 Export Controls. This Agreement is subject in all respects to the laws and regulations of the United States of America, including relevant export control laws or regulations. Neither Party shall export, re-export, resell, ship, divert, or cause to be exported, re-exported, resold, shipped, or diverted, directly or indirectly, to any country, person or entity for which the United States Government or any agency thereof requires governmental approval without first obtaining such license or approval.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     11.10 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses (except for payment obligations) on account of failure of performance (other than in connection with payment) by the defaulting Party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence or intentional conduct or misconduct of the nonperforming Party, and such Party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.
     11.11 Further Undertakings. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.
     11.12 Conflicts. If there is a conflict between this Agreement and any Exhibit hereto, the terms and conditions of this Agreement shall apply.
     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement by their duly authorized representatives as of the Effective Date.

APPLERA CORPORATION, acting through its Applied Biosystems Group		BIOTROVE

By:	/s/ Laura Lauman	By:	/s/ Can Ozbal

Name:	Laura Lauman	Name:	Can Ozbal

Title:	President, PDM dir.	Title:	VP & GM, Rapid Fire

Date:	6/1/08	Date:	6/1//08

Approved for Signature
By: KAS
Kent A. Stormer
Date: 6-1-08
Applied Biosystems Legal Department
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT A
ABI MS and ABI Service Product and Price List

(U.S. Dollars)
API 4000 LC/MS/MS System

WC026992	API 4000 LC/MS/MS System, Complete Install Package (for Small Molecule	395,000
Applications) Enhanced high performance triple quadrupole mass spectrometer system with a mass range of m/z 5 to 3000.

Includes:
Tuition for one person for an Operator Training Class at an Applied Biosystems facility (does not include travel and living expenses). This training session is valid for one year from installation and is not transferable.

Includes:	Standard parts and labour warranty for one year starting from the completion of instrument commissioning. One no-charge Preventative Maintenance (PM) during the one-year warranty period.

Includes:	Turbo V Source that accepts either the TurboIonSpray Probe or APCI Probe (1025134)

Includes:	TurboIonSpray Probe (P/N WCO27461)
Heated IonSpray probe for use in the Turbo V Source. Accepts flow rates from 5 to 3000 µl/min without splitting. Ideal for quantitation at high sensitivity and high flow rates.

Includes:	APCI Probe (P/N WCO27460)
Atmospheric Pressure Chemical Ionization probe for use in the Turbo V Source. Useful for ionization of small polar and neutral molecules. Accepts flow rates from 50 to 3000 µl/min.

Includes:	Analyst 1.5 Software Kit with 2 Licenses (P/N 1032729)

Core software for control, data acquisition, and data processing on AB/SCIEX QqQ and QTRAP® mass spectrometers. Includes 2 licenses: 1 license for the instrument workstation and 1 processing-only license for an extra non-instrument PC. Compatible with Windows XP or 2000.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

		(U.S. Dollars)
Includes:	T3400 QQQ/Traps with GPIB (P/N 1030762)

Dell Precision T3400 Dual Core computer, 2.66GHz processor, 2 GB RAM, 2x320GB hard drives with RAID 1 configuration, DVD RW (CD RW capable), mouse and keyboard. The internal video card supports a maximum resolution of 1920x1200 (DVI) and 2048 x 1536 (Analog). The computer is imaged with Windows XP Professional (licensed with Vista Business), includes drivers for GPIB, ADC, Digi and Edgeport USB to Serial Expansion box. A PCI GPIB communications card, used to interface Data Acquisition Workstation with the instrument, is pre-installed. The Edgeport USB to Serial Expansion Box which is external to the computer is a component within the Instrument system package, and not included with this PC. This computer and card are RoHS compliant.

Includes:	Dell 19” LCD Monitor (P/N 1011572)

Includes:
Edgeport USB to Serial Expansion Kit (P/N 1008592) Required to control more than 2 peripheral devices (i.e. pumps and autosamplers). Includes Edgeport converter box with 8 port connections, and 1 meter USB cable. Not recommended for use with Windows NT O/S. Requires the purchase of appropriate peripheral cables.

1029120	Line Transformer	1,000
	One required in areas where line voltage is out of specification (208- 240VAC).

API 5000 LC/MS/MS System

4363754	API 5000 LC/MS/MS System, Complete Install Package (for Small Molecule Applications)	450,000
	Enhanced high performance triple quadrupole mass spectrometer system with a mass range of m/z 5 to 1250. Requires minimum of Analyst 1.4.1 Software.

Includes:
Tuition for one person for an Operator Training Class at an Applied Biosystems facility (does not include travel and living expenses). This training session is valid for one year from installation and is not transferable.

Includes:	Standard parts and labour warranty for one year starting from the completion of instrument commissioning. One no-charge Preventative Maintenance (PM) during the one-year warranty period.

Includes:	Turbo V Source that accepts either the TurboIonSpray Probe or APCI Probe (1025134)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(U.S. Dollars)
Includes:	TurboIonSpray Probe (WCO27461)
Heated IonSpray probe for use in the Turbo V Source. Accepts flow rates from 5 to 3000 µl/min without splitting. Ideal for quantitation at high sensitivity and high flow rates.

Includes:	APCI Probe (WCO27460)
Atmospheric Pressure Chemical Ionization probe for use in the Turbo V Source. Useful for ionization of small polar and neutral molecules. Accepts flow rates from 50 to 3000 µl/min.

Includes:	Analyst 1.5 Software Kit with 2 Licenses (P/N 1032729)

Core software for control, data acquisition, and data processing on AB/SCIEX QqQ and QTRAP® mass spectrometers. Includes 2 licenses: 1 license for the instrument workstation and 1 processing-only license for an extra non-instrument PC. Compatible with Windows XP or 2000.

Includes:	T3400 QQQ/Traps with GPIB (P/N 1030762)

Dell Precision T3400 Dual Core computer, 2.66GHz processor, 2 GB RAM, 2x320GB hard drives with RAID 1 configuration, DVD RW (CD RW capable), mouse and keyboard. The internal video card supports a maximum resolution of 1920x1200 (DVI) and 2048 x 1536 (Analog). The computer is imaged with Windows XP Professional (licensed with Vista Business), includes drivers for GPIB, ADC, Digi and Edgeport USB to Serial Expansion box. A PCI GPIB communications card, used to interface Data Acquisition Workstation with the instrument, is pre-installed. The Edgeport USB to Serial Expansion Box which is external to the computer is a component within the Instrument system package, and not included with this PC. This computer and card are RoHS compliant.

Includes:	Dell 19” LCD Monitor (1011572)

Includes:	Edgeport USB to Serial Expansion Kit (1008592)	1,000

Required to control more than 2 peripheral devices (i.e. pumps and autosamplers). Includes Edgeport converter box with 8 port connections, and 1 meter USB cable. Not recommended for use with Windows NT 0/S. Requires the purchase of appropriate peripheral cables.

1029120	Line Transformer
Two required in areas where line voltage is out of specification (208- 240VAC).

4000 QTRAP LC/MS/MS System
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(U.S. Dollars)
4345261	4000 QTRAP System, Complete Install Package (appropriate for small molecule applications) Enhanced high performance hybrid triple quadrupole/linear ion trap LC/MS/MS mass spectrometer with a mass range of m/z 5 to 2800.	430,000

Includes:
Tuition for one person for an Operator Training Class at an Applied Biosystems facility (does not include travel and living expenses). This training session is valid for one year from installation and is not transferable.

Includes:	Standard parts and labour warranty for one year starting from the completion of instrument commissioning. One no-charge Preventative Maintenance (PM) during the one-year warranty period.

Includes:	Turbo V Source that accepts either the TurboIonSpray Probe or APCI Probe (1025134)

Includes:	TurboIonSpray Probe (WCO27461)
Heated IonSpray probe for use in the Turbo V Source. Accepts flow rates from 5 to 3000 µl/min without splitting. Ideal for quantitation at high sensitivity and high flow rates.

Includes:	APCI Probe (WCO27460)
Atmospheric Pressure Chemical Ionization probe for use in the Turbo V Source. Useful for ionization of small polar and neutral molecules. Accepts flow rates from 50 to 3000 µl/min.

Includes:	Analyst 1.5 Software Kit with 2 Licenses (P/N 1032729)

Core software for control, data acquisition, and data processing on AB/SCIEX QqQ and QTRAP® mass spectrometers. Includes 2 licenses: 1 license for the instrument workstation and 1 processing-only license for an extra non-instrument PC. Compatible with Windows XP or 2000.

Includes:	60-Day Demo CD for LightSightTM Software (1030981)
60-day demo CD for LightSightTM Software. Includes demo software CD and the LightSightTM license key for a single computer. For full description and requirements, see LightSightTM product description.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(U.S. Dollars)
Includes:	T3400 QQQ/Traps with GPIB (P/N 1030762)

Dell Precision T3400 Dual Core computer, 2.66GHz processor, 2 GB RAM, 2x320GB hard drives with RAID 1 configuration, DVD RW (CD RW capable), mouse and keyboard. The internal video card supports a maximum resolution of 1920x1200 (DVI) and 2048 x 1536 (Analog). The computer is imaged with Windows XP Professional (licensed with Vista Business), includes drivers for GPIB, ADC, Digi and Edgeport USB to Serial Expansion box. A PCI GPIB communications card, used to interface Data Acquisition Workstation with the instrument, is pre-installed. The Edgeport USB to Serial Expansion Box which is external to the computer is a component within the Instrument system package, and not included with this PC. This computer and card are RoHS compliant.

Includes:	Dell 19” LCD Monitor (1011572)

Includes:	Edgeport USB to Serial Expansion Kit (1008592)

Required to control more than 2 peripheral devices (i.e. pumps and autosamplers). Includes Edgeport converter box with 8 port connections, and 1 meter USB cable. Not recommended for use with Windows NT 0/S. Requires the purchase of appropriate peripheral cables.

1029120	Line Transformer	1,000
One required in areas where line voltage is out of specification (208- 240VAC).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ABI Services performed under its Service Plans
1. BIOASSURANCE PERFORMANCE PLAN
Inclusions:
A. Parts, labor and travel for remedial repair
B. One (1) Planned Maintenance visit for routine maintenance each year designated by Applied Biosystems for the instrument covered by the Plan.
C. Telephone access to technical support.
D. Priority repair service response time.
E. Access to AB Smart Services remote instrument monitoring
2. PRICE LIST (North America)
A. Price List:

AB Instrument	Plan Type	US List
API 4000	AB Assurance	$36,960
API 4000 QTRAP	AB Assurance	$38,000
API 5000	AB Assurance	39,398
B. Prices effective as of January 1, 2008.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT B
APPLIED BIOSYSTEMS GENERAL TERMS AND CONDITIONS OF SALE
These General Terms and Conditions of Sale (“Terms”) shall govern all orders for and purchases of all products (“Product(s)”) that have been originally sold by Applied Biosystems (“ AB”) to BioTrove, Inc. (“BT”), and that have been resold by to BT to its customers (“Buyer(s)”), including installation of equipment, unless other terms are specifically designated in writing by AB to apply to a specific Product, or AB and Buyer have entered into a master purchase agreement or other written agreement that expressly provides that its terms supersede and replace these Terms with respect to the products or services covered by the master purchase or other agreement (See Section 9, SOLE TERMS, INCONSISTENCIES, ORDER OF PRECEDENCE).
1.	ACCEPTANCE OF ORDERS, DELIVERY, INSTALLATION. Upon AB’s acceptance of a BT purchase order, AB will use reasonable efforts to ship tangible Product, including equipment installation if agreed to by AB, subject to the purchase order within a reasonable time after ordered. If AB has undertaken to install a Product, it is Buyer’s responsibility, at Buyer’s cost, to have the installation site prepared and available for installation free of hazardous or unsafe conditions and, unless AB otherwise agrees, to move the Product, uncrated, from the Buyer’s delivery dock or receiving location to the table top or other place of installation. Buyer shall not assign AB personnel to work in biosafety level 3 or level 4 laboratories without prior written notice to AB and obtaining AB’s prior written consent.

2.	CANCELLATION AND DEFERRAL. BUYER MAY NOT CANCEL ANY PURCHASE ORDER. However, Buyer may defer the shipment date one time for up to sixty (60) days for instruments and other hardware, by giving written notice to AB at least thirty (30) days before the scheduled shipment date for instruments and other hardware.

3.	REJECTION AND RETURN OF GOODS. Any claims for damaged, missing or defective Product must be reported in writing by Buyer to BT within fifteen (15) days from the date of Buyer’s receipt of the Product. In addition, in order for Buyer to return damaged or defective Product, Buyer must obtain a valid return authorization number from AB and, upon obtaining such valid return authorization number, Buyer shall promptly return a rejected Product to AB in accordance with AB’s written instructions. Any returned Product shall be unused and in a condition no worse than that delivered to Buyer and in the Product’s original containers and packing material, accompanied by a valid return authorization number obtained from AB. For any valid claim timely made, AB, at its option, may repair the Product (or part thereof) or replace the Product (or part thereof) with an identical or substantially similar Product (or part thereof). Shipping charges will not be credited. THESE ARE BUYER’S SOLE AND EXCLUSIVE REMEDIES FOR DAMAGED OR MISSING OR DEFECTIVE
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

PRODUCT. AB may require that Buyer sign and deliver a properly completed certificate of decontamination prior to returning any Product.

4.	LIMITED WARRANTY. AB warrants that the Product, in the form it is sold to Buyer hereunder, will upon delivery to the common carrier at the dock of AB or its manufacturer or other designee, be free of defects in materials and workmanship for a period of one (1) year from the date of such delivery (the “Warranty Period”). Buyer shall notify BT in writing of a claim for breach of the foregoing warranty (`Warranty Claim”) within the Warranty Period. If Buyer makes a Warranty Claim within the Warranty Period, AB shall have the right to request that Buyer return to AB the allegedly defective Product or part thereof, AB may visit Buyer’s site where the allegedly defective Product or part thereof is located, or AB may require Buyer to provide AB with documentation, in each case in order to verify the Warranty Claim. For clarity, all Warranty Claims shall be made by Buyer to BT and not to AB within the Warranty Period. Buyer acknowledges and agrees that (i) any Warranty Claims made by Buyer following the end of the Warranty Period are hereby forfeited and AB shall have no responsibility or liability with respect thereto, and (ii) the Warranty provided for in this Paragraph 4 is limited to Buyer and is not assignable or transferable. Buyer’s sole and exclusive remedies with respect to Product not meeting the foregoing warranty are as set forth in Paragraph 3 above. AB’s warranty does not and shall not cover, and AB has no obligation to replace or repair Product (or part thereof), which is damaged by BT, Buyer or any other party or is serviced, maintained or repaired by any person or entity other than AB or its designee, nor shall AB’s warranty cover, and AB has no obligation to replace or repair any Product (or part thereof), if there is a defect or failure or other performance or non-performance related issue that arises out of or is caused by the operation, handling, storage or use of the Product (including any software associated therewith) other than in accordance with AB’s written instructions. Any written description of a Product is for the sole purpose of identifying Product, and any such description is not part of any contract between AB and Buyer and does not constitute a warranty that Product shall conform to that description. No affirmation of fact or promise made by AB or BT shall constitute a warranty that Product will conform to the affirmation or promise. Unless otherwise specified in writing in documentation shipped with Product or otherwise agreed by AB in writing, AB does not provide service or support for custom products or other products made to Buyers specifications. THE WARRANTY IDENTIFIED IN THE FIRST SENTENCE OF THIS PARAGRAPH ARE AB’S SOLE AND EXCLUSIVE WARRANTIES WITH RESPECT TO PRODUCT AND ARE IN LIEU OF ALL OTHER WARRANTIES, STATUTORY, EXPRESS OR IMPLIED, ALL OF WHICH OTHER WARRANTIES ARE EXPRESSLY DISCLAIMED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

PURPOSE, NON-INFRINGEMENT, OR REGARDING RESULTS OBTAINED THROUGH THE USE OF ANY PRODUCT (INCLUDING, WITHOUT LIMITATION, ANY CLAIM OF INACCURATE, INVALID OR INCOMPLETE RESULTS), WHETHER ARISING FROM A STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF PERFORMANCE, DEALING OR USAGE OF TRADE.

5.	INDEMNIFICATION BY BUYER FOR BUYER’S MODIFICATIONS OR SPECIFICATIONS. If Buyer modifies any Product or furnishes AB with specifications or designs or requests for specific labeling or branding, Buyer agrees to defend, indemnify and hold AB harmless from and against all liabilities, losses, damages, costs, expenses and claims (including without limitation attorney’s fees and costs or litigation regardless of outcome) arising from or based upon Buyer’s modifications or AB’s manufacture and/or sale of Product or other performance in compliance with such specifications or designs or requests for labeling or branding.

6.	COMPLIANCE WITH LAWS, USE OF PRODUCT, VALIDATION. Without limiting the generality of the paragraph above entitled “LIMITED WARRANTY,” unless otherwise expressly stated in writing by AB, no claim or representation is made or intended (i) as to any clinical use of any Product (whether diagnostic, prognostic, therapeutic, blood banking or any other clinical use), (ii) that any Product has been cleared, approved, registered or otherwise qualified (collectively, “Approval”) by AB with any regulatory agency for use in any clinical procedure or for other use requiring compliance with any federal, state, provincial, European or any other governmental agency or regulatory body regulating diagnostic, therapeutic, blood or other clinical products, medical devices or similar products (collectively, “Regulatory Laws”), (iii) that any Product will satisfy the requirements of any governmental body or other organization, including, but not limited to, the United States Food and Drug Administration or the International Organization for Standardization, or (iv) that any Product or its performance is suitable or has been validated for any specific use or application. Product should not be used for any purpose that would require Approval unless proper Approval is obtained, or, in the case of use in diagnostic laboratory systems and then only to the extent permitted by law, the laboratory has validated its complete system as required by the Clinical Laboratory Improvements Act of 1988, as amended, in the United States or equivalents in other countries. Buyer agrees that if it elects to use Product for a purpose that would subject Buyer, its customers or any Product to the jurisdiction of Regulatory Laws or other applicable law, Buyer shall be solely responsible for obtaining any required Approvals or other approvals and otherwise ensuring that its use of any Product complies with such laws. Unless otherwise expressly stated in writing, Products have not been tested by or for AB for any particular use or purpose, or for safety or efficacy. Buyer agrees that it is Buyer’s responsibility,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

and not AB’s, to validate the performance of Products for any specific use or application and to ensure that Products meet applicable regulatory, certification, validation or its other requirements, since the use and performance characteristics of Products have not been validated by AB for any specific use or application, except as may be otherwise expressly set forth by AB in writing. Product should be used in strict accordance with applicable instructions, warnings and other information in user manuals and other Product documentation.

7.	FORCE MAJEURE. AB shall not be liable for any delay or failure of performance, including without limitation failure to deliver or failure to install, where such delay or failure arises or results from any cause beyond AB’s reasonable control, including but not limited to, flood, fire, explosion, natural catastrophe, military operations, blockade, sabotage, revolution, riot, civil commotion, war or civil war, plant breakdown, computer or other equipment failure, unusually severe weather, earthquake or other act of God, power loss or reduction, strike, lock-out, boycott or other labor disputes of any kind (whether relating to its own employees or others), embargo, governmental regulation or an inability or delay in obtaining materials. In the event of any such delay or failure of performance, AB shall have such additional time within which to perform its obligations hereunder as may be reasonably necessary under the circumstances; and AB shall also have the right, to the extent necessary in AB’s reasonable judgment, to apportion Product then available for delivery fairly among its various customers in such manner as AB may consider equitable.

8.	LIMITATION OF LIABILITY. TO THE FULLEST EXTENT ALLOWED BY LAW, IN NO EVENT SHALL AB BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, NEGLIGENCE, WARRANTY, OR UNDER ANY STATUTE OR ON ANY OTHER BASIS FOR ANY SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY, PUNITIVE, MULTIPLE OR CONSEQUENTIAL DAMAGES SUSTAINED BY BUYER OR ANY OTHER PERSON OR ENTITY ARISING OUT OF OR CAUSED BY PRODUCT, AB’S PERFORMANCE OR FAILURE TO PERFORM ITS OBLIGATIONS RELATING TO THE PURCHASE OF PRODUCT OR PERFORMANCE OF ANY SERVICES, AB’S BREACH OF THESE TERMS, THE POSSESSION OR USE OF ANY PRODUCT, OR THE PERFORMANCE BY AB OF ANY SERVICES, WHETHER OR NOT FORESEEABLE AND WHETHER OR NOT AB IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES ARISING FROM OR RELATED TO LOSS OF USE, LOSS OF DATA, DOWNTIME, PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR LOSS OF REVENUE, PROFITS, GOODWILL, OR BUSINESS OR OTHER FINANCIAL LOSS.

9.	SOLE TERMS; INCONSISTENCIES; ORDER OF PRECEDENCE. These Terms, together with any applicable label license or patent statement or other
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

written conditions of use, any other terms and conditions expressly agreed to in writing by an authorized representative of AB (collectively, “AB’s, Terms”), and Buyer’s statement on its purchase order (if accepted in writing by AB) of the name or identity of the Product(s) purchased, quantity, delivery date, bill to and ship to address and, if accurate, price (and only such information on Buyer’s purchase order), constitute the complete, exclusive and entire agreement between AB and Buyer with respect to purchases of Product (unless other terms and conditions are expressly designated to be applicable by AB in writing), and AB’s offer to sell Product is expressly limited to such terms. Such terms shall take precedence over and supersede and replace all prior or contemporaneous understandings or agreements, written or oral, and any of Buyer’s additional or different terms and conditions, which are hereby rejected and shall be void. Buyer’s submission of a purchase order or other instrument for or regarding the purchase of Product, shall be deemed acceptance of and agreement to AB’s Terms to the exclusion of any other terms and conditions appearing in or referenced in such purchase order (except the name or identity of products purchased, quantity, delivery date, bill to and ship to address and, if accurate, price) or other instrument, which are hereby deemed to be material alterations and notice of objection to which is hereby given, notwithstanding anything contained to the contrary in Buyer’s purchase order or other instrument or elsewhere. Any acceptance by AB of any offer of Buyer is expressly conditioned on Buyer’s assent to and acceptance of AB’s Terms to the extent they are additional or different terms from those of Buyer’s offer. Except as otherwise provided in these Terms, in the event of an inconsistency between these Terms and the terms appearing in any other agreement signed by an authorized representative of AB, the terms appearing in such other agreement shall supersede and take precedence over the inconsistent provision(s) of these Terms, and all other provisions of these Terms shall remain in full force and effect.

10.	NO IMPLIED RIGHTS. Nothing in these Terms shall be deemed or construed (i) as a license or grant of any intellectual property rights, whether express, implied, by estoppel or otherwise; (ii) to limit AB’s rights to enforce its patent or other intellectual property rights, including, without limitation, as to use of any Product beyond that granted under any patent or other intellectual property label license or statement applicable to the Product; (iii) as granting Buyer any right to be supplied with any Product or component thereof beyond those ordered by Buyer and supplied by AB in accordance with these Terms; or (iv) as a license or grant of any right to buyer to manufacture or to have manufactured any Product.

11.	CHOICE OF LAW. Any contract between AB and Buyer relating to Product, including these Terms, and any disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of California, U.S.A., excluding both its and any other jurisdiction’s choice of law provisions and the United Nations Convention on Contracts for the International Sale of Goods.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

12.	EXPORT CONTROLS. Buyer agrees that it will not export or transfer Product for re-export in violation of any United States laws or the laws of any other jurisdiction, or to any denied or prohibited person, entity, or embargoed country in violation of such laws.

13.	ANALYST SOFTWARE LICENSE. Buyer understands and agrees that Product includes AB’s proprietary Analyst software and, by signing these Terms, Buyer hereby agrees to all of the terms and conditions of the Software License Agreement for Applied Biosystems/MDS Sciex Analyst® [1.4] Software (the “Software License”), a copy of which is attached hereto as Attachment 1 and made a part hereof. Among other things, Buyer further agrees that the Software License is a limited license that is personal to Buyer, and Buyer may not and shall not transfer, assign or sublicense the Software License to any third party, even if such third party purchases Product, and any third party purchaser would be required to obtain a separate Software License from AB.

14.	MISCELLANEOUS. No amendment of these Terms or modification thereof shall be binding unless in writing and signed by a duly authorized representative of both AB and Buyer. AB’s failure to exercise any rights hereunder shall not constitute or be deemed a waiver or forfeiture of such rights or any other rights hereunder. Headings are included herein for convenience of reference only and shall not constitute a part of these Terms for any other purpose. If any provision of these Terms shall be held to be invalid or unenforceable for any reason, such provisions shall, to the extent of such invalidity or enforceability, be severed without in any way affecting the remainder of such provision or any other provision thereof, all of which shall continue in full force and effect.

ACCEPTED AND AGREED TO:

APPLERA CORPORATION	[BUYER]

THROUGH ITS APPLIED BIOSYSTEMS GROUP

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ATTACHMENT 1
SOFTWARE LICENSE AGREEMENT FOR
Applied Biosystems/MDS SCIEX
ANALYST® 1.4 Software
IMPORTANT: THIS IS AN AGREEMENT BETWEEN YOU AND APPLIED BIOSYSTEMS/MDS SCIEX INSTRUMENTS. PLEASE READ IT CAREFULLY BEFORE INSTALLING THE SOFTWARE.
BY PROCEEDING WITH THE INSTALLATION, YOU AGREE TO BE LEGALLY BOUND BY THE TERMS OF THIS AGREEMENT. IF YOU DO NOT ACCEPT THE TERMS OF THIS AGREEMENT, DO NOT SELECT ACCEPT OR PROCEED WITH THE INSTALLATION. RETURN IT, ALONG WITH ALL OTHER ASSOCIATED ITEMS (INCLUDING SHIPPING CONTAINER AND OTHER CONTENTS WHICH FORM PART OF THE PRODUCT) WITHIN TEN (10) DAYS TO APPLIED BIOSYSTEMS/MDS SCIEX
“Software” includes all Analyst software components and manuals, including version 1.4 and any previous versions of Analyst Software. “Computer” refers to a computer system used for data processing or data acquisition and may contain one or more CPU’s. Instrument refers to an Applied Biosystems/MDS Sciex LC/MS or LC/MS/MS system.
1.	AB/MDS SCIEX grants you a non-transferable and non-exclusive right to use the Software solely in object code format and solely for your own internal business. The Software may be installed on one or more Computers for the purposes of data acquisition or data processing, according to the following conditions:
a)	The Software may be installed on the Computer physically connected to and controlling the Instrument for the purpose of data acquisition

b)	OR the software may be installed on one Computer for the purpose of processing data

c)	OR the software may be installed on more than one Computer for the purposes of making the Software available to occasional users for processing data. It is your responsibility to ensure that the Software in use at processing stations concurrently does not exceed the number of available licenses.

d)	OR the software may be distributed for use, i.e. “published”, in a network environment using presentation server software. It is your responsibility to ensure that the Software in use at processing stations concurrently does not exceed the number of available licenses.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2.	A separate license is required for use of the Software on any additional Computer except on a temporary basis during a malfunction of the Computer that renders the Software inoperable.

3.	You may make copies of the Software for back up purposes, for archive purposes, or for internal distribution purposes, but no more than two such copies shall exist per license at any one time and such copies shall be used only as permitted herein. You will maintain records of the number and location of all such copies. All such copies shall prominently include the Applied Biosystems/MDS SCIEX proprietary and copyright notice: “Copyright (c) 1999, 2000, 2001, 2002, 2003 by Applied Biosystems/MDS SCIEX Instruments. All Right Reserved. This Software is proprietary to Applied Biosystems/ MDS SCIEX Instruments”, or other such reasonable notice as Applied Biosystems/MDS SCIEX may specify.

4.	You shall not provide or otherwise make available the Software in any form to any third party (except for your employees or agents directly concerned with your licensed use of the Software). You must not assign this Agreement or transfer, lease, export or grant a sublicense of the Software or the license contained herein to any other party except as and when authorized to do so by Applied Biosystems/MDS SCIEX in writing. In addition, you must not reverse engineer, decompile or disassemble the Software.

5.	You may modify the Software or merge the Software into other program material, but on discontinuance of this license the Software will be completely removed from the modified Software or other program material and dealt with as if permission to modify or merge had not been granted. Any portion of the Software included in such modified Software or other program material will continue to be subject to the terms of this agreement.

6.	The Software is the property of Applied Biosystems/MDS SCIEX and no title to or ownership of the Software is transferred to you, and all copies of the Software are and shall be the property of Applied Biosystems/MDS SCIEX.

7.	THE SOFTWARE IS PROVIDED “AS IS” WITHOUT WARRANTY OR CONDITION OF ANY KIND, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABLE QUALITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.	IN NO EVENT SHALL APPLIED BIOSYSTEMS/MDS SCIEX BE LIABLE TO YOU OR ANY THIRD PARTY FOR LOSS OF PROFITS, LOSS OF BUSINESS REVENUE, FAILURE TO REALIZE EXPECTED SAVINGS, OTHER SIMILAR ECONOMIC LOSS OR FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES EVEN IF ADVISED OF THE POSSIBILITY THEREOF.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

9.	This agreement shall remain in force until terminated as follows. You may terminate this agreement upon one month prior written notice. Applied Biosystems/MDS SCIEX may immediately terminate this agreement if you fail to comply with any of the terms and conditions hereof. Upon termination you shall immediately return or destroy the Software and shall within one month from such termination furnish to Applied Biosystems/MDS SCIEX a signed certificate certifying that, through your best efforts and to the best of your knowledge, the original and all copies of the Software have been returned or destroyed.

10.	For U.S. Government End Users. If the Software is being acquired on behalf of any unit or agency of the United States Government (“Government”), the following provisions apply. The Government agrees that:
a)	if the Software is supplied to the Department of Defense (DoD), the Software is classified as “Commercial Computer Software” and the Government is acquiring only “restricted rights” in the Software and its documentation as that term is defined in Clause 252.227-7013(c)(1) of the DFARS; and

b)	if the Software is supplied to any unit or agency of the Government other than DoD, the Government’s rights in the Software and its documentation will be as defined in Clause 52 227-19(c)(2) of the FAR or, in the case of NASA, in Clause 18-52.227-86(d) of the NASA Supplement to the FAR.
11.	This License Agreement shall be governed by the laws of the Province of Ontario, Canada.

12.	If and to the extent that any court of competent jurisdiction holds any part of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.
D1000036793 1/2
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT C
APPLIED BIOSYSTEMS PERFORMANCE AGREEMENT TERMS AND CONDITIONS
1.	These Performance Agreement Terms and Conditions shall govern the provision of all services by Applied Biosystems (herein called “AB”) to customers of BioTrove, Inc. (“BT”) under Performance Plans and other agreements for services relating to instruments and other equipment that have been originally sold by AB to BT, and that have been resold by BT to its customers (“Customer(s)”), including the maintenance, repair, installation, relocation or servicing of such instruments and other equipment, and sets forth the agreement between AB and Customer regarding the performance of such services, unless other terms are specifically designated in writing by AB to apply to a specific service pursuant to Section 19 below.

2.	Services under all Performance Plans are provided during normal working hours (Monday through Friday, 8:00 AM to 5:00 PM Pacific Standard Time, excluding holidays). Telephone support hours are 8:00 AM to 5:00 PM Pacific Standard Time, excluding holidays. Planned maintenance (“Planned Maintenance”) will be performed in accordance with AB’s Planned Maintenance procedures and checklist for the instrument or component being serviced.

3.	The decision to repair or replace any parts of the instrument will be made by AB on the basis of which approach will provide the Customer with the best service. Parts and components replaced or otherwise utilized in the repair of the instrument may be either new or refurbished at the discretion of AB.

4.	AB will use reasonable efforts under the circumstances to provide service as quickly as possible. The service will be scheduled at a time mutually agreed upon by AB and the Customer.

5.	AB warrants that it will provide its services at least in accordance with generally accepted standards prevailing in the instrument repair industry at the time and place performed. Warranty claims must be made within ninety (90) days after services are performed. AB MAKES NO OTHER WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY WITH RESPECT TO ITS SERVICES, WHICH WARRANTIES ARE EXPRESSLY DISCLAIMED. AB’S SOLE LIABILITY AND RESPONSIBILITY UNDER THIS AGREEMENT FOR BREACH OF WARRANTY IS RE-PERFORMANCE OF THE SERVICES WITHIN A REASONABLE TIME OR RETURN OF THE FEE PAID BY THE CUSTOMER FOR THE DEFECTIVE
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SERVICES AT AB OPTION. THESE ARE BT’S AND CUSTOMER’S SOLE AND EXCLUSIVE REMEDIES FOR ANY BREACH OF WARRANTY.

6.	Performance Plans do not cover replacement of parts, costs, repairs or adjustments due to defects caused by or repairs necessitated by acts of nature, misuse, damage not caused by AB, carelessness or unauthorized changes to the instrument made by BT or the Customer, or any of BT’s or Customer’s employees, agents or an unauthorized contractor, or intrusive activity, including without limitation computer viruses, hackers or other unauthorized interactions with instrument or software that detrimentally affects normal operations. Performance Plans also do not cover repair or replacement of parts that are radioactive or contaminated with biological, toxic or other dangerous materials or substances.

7.	Performance Plans do not cover costs, repairs, or adjustments made necessary by connection of the instrument to electrical services or other utilities not in accordance with the installation requirements for the instrument, or by any interruption or surge in voltage (see Instruction Manual for specifications).

8.	Unless otherwise expressly stated by AB in writing or under the terms of the purchased Performance Plan, the initial term of a Performance Plan and this Agreement is the one (1) year period of the Performance Plan purchased by the Customer, commencing on the date designated by AB in its quotation or otherwise specified to Customer. A Performance Plan and this Agreement may be terminated by either party upon at least thirty (30) days written notice to the other party. Termination will be effective thirty (30) days after the receipt of such notice, or at a later date if one is so specified in the notice (“Termination Date”). Termination cannot be made effective prior to thirty (30) days after notice is received. AB will cease performance under this Agreement and underlying Performance Plan on the Termination Date unless the Customer specifies a separate, earlier date in writing (“Cessation Date”). In that event, AB will cease performance under this Agreement and underlying Performance Plan on such Cessation Date. No refunds or credits will be made on account of the early termination of any Performance Plan or other agreement for services.

9.	IN NO EVENT SHALL AB BE RESPONSIBLE OR LIABLE, WHETHER IN CONTRACT, TORT, WARRANTY OR UNDER ANY STATUTE OR ON ANY OTHER BASIS, FOR SPECIAL, INDIRECT, INCIDENTAL, MULTIPLE, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OR FAILURE TO PERFORM SERVICES OR OTHERWISE, EVEN IF AB IS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES; AND IN NO EVENT SHALL AB BE LIABLE FOR ANY LOSS OR INJURY THAT IS THE RESULT OF INSTRUMENT OR PRODUCT
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ERROR OR THE FAILURE OF AN INSTRUMENT OR OTHER PRODUCT TO PERFORM IN ACCORDANCE WITH ITS SPECIFICATIONS. WITHOUT LIMITING THE FOREGOING. AB’s total cumulative liability in connection with this Performance Agreement and any underlying performance plan, including without limitation SERVICES RENDERED thereunder, in contract, tort, WARRANTY or otherwise, will not exceed the amount of fees paid to AB for the underlying performance plan.

10.	Parts in contact with any liquid are considered wetted and may be deemed user replaceable and not covered by any Performance Plan, including, but not limited to seals, filters, gaskets, etc.

11.	Use of any non-AB’s parts or reagents that deposit or cause to be deposited residual matter in the instrument flow path or that otherwise interrupt the flow path that are reasonably determined by AB to have caused instrument failure will require remedial repairs of the effected parts to be completed outside a Performance Plan at AB’s then prevailing rates for billable service.

12.	Ancillary equipment not manufactured by AB, such as third party computers, may be excluded from any Performance Plan, at AB’s discretion. AB will pass on to the Customer any manufacturer’s warranty of any such ancillary equipment, to the extent permitted by the manufacturer.

13.	AB makes no representation whatsoever that services under any Performance Plan or this Agreement satisfy or will satisfy any requirements of any governmental body or other organization, including, but not limited to, any requirement of the United States Food and Drug Administration or the International Organization for Standardization. Customer agrees that it is the Customer’s responsibility to ensure that such services are adequate to meet its regulation/certification requirements and that all requirements of any governmental body or other organization, including, but not limited to, any requirement of the United States Food and Drug Administration or the International Organization for Standardization are the responsibility of Customer.

14.	Neither this Performance Agreement nor any Performance Plan is assignable or otherwise transferable by Customer. Any assignment or transfer or attempt to assign or to transfer by Customer shall be void.

15.	AB may require a completed Certificate of Decontamination, or transfer of an instrument to a suitable safe and secure location, as a condition to servicing any instrument. Customer warrants that any instrument or component to be serviced will be fully decontaminated of radioactive, biological, toxic or other dangerous
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

materials or substances prior to servicing so that the service technician will not be exposed to any such materials.

16.	Performance Plans do not include customer training or services related to the relocation of instruments unless otherwise specifically stated in writing by AB in any particular case.

17.	Neither party shall be liable for delays in performance or nonperformance in whole or in part, or for loss, injury, delay, expenses, damages or other casualty suffered or incurred on account of or due to, any causes that are beyond its reasonable control, such as, without limiting the generality of the foregoing, acts of God, fires, strikes, trade disputes, riots, embargos, earthquakes, storms, acts of the government, power losses or shortages, or inability to obtain parts or supplies, provided that the foregoing shall not apply to any obligation to pay money due.

18.	This Performance Agreement, together with AB’s quotation regarding the Performance Plan(s) or other services subject to these terms and conditions, and AB’s description of the services provided under the Performance Plan purchased by the Customer (collectively, “AB’s Terms”), represents the entire agreement between the parties with respect to the subject matter herein and supersedes and entirely replaces (i) any previous agreements between the parties with respect to the subject matter herein and (ii) any pre-printed, standard or other terms set forth in customer purchase order or any other document not signed by an authorized representative of AB, which are hereby rejected and shall be void. Customer’s submission of a purchase order or other instrument regarding the purchase of a Performance Plan in response to AB’s quotation or any other AB document that includes or incorporates these terms shall be deemed acceptance of these terms to the exclusion of any other terms and conditions appearing in or referenced in such purchase order or other instrument, which are hereby deemed to be material alterations and notice of objection to which is hereby given, notwithstanding anything contained to the contrary in such purchase order or other instrument or elsewhere. Any acceptance by AB of any offer of Customer is expressly conditioned on Customer’s assent to and acceptance of AB’s Terms to the extent they are additional or different terms. Except as otherwise provided in these terms, in the event of an inconsistency between these terms and the terms appearing on AB’s quotation or other agreement signed by an authorized representative of AB, the terms appearing on AB’s quotation or such other agreement shall supersede and take precedence over the inconsistent provision(s) of these terms, and all other provisions of these terms shall remain in full force and effect.

19.	No amendment of these terms or modification thereof shall be binding unless in writing and signed by a duly authorized representative of both AB and Customer. AB’s failure to exercise any rights hereunder shall not constitute or he deemed a
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

waiver or forfeiture of such rights or any other rights hereunder. Headings are included herein for convenience of reference only and shall not constitute a part of these terms for any other purpose. If any provision of these terms shall be held to be invalid or unenforceable for any reason, such provisions shall, to the extent of such invalidity or enforceability, be severed without in any way affecting the remainder of such provision or any other provision thereof, all of which shall continue in full force and effect. No additions or modifications to this Performance Agreement shall be valid unless specifically agreed to in writing by both parties. This Performance Agreement and any underlying Performance Plan shall be governed by the laws of the State of California, exclusive of its or any other jurisdiction’s conflict of laws rules.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

TERMS OF INDIVIDUAL PERFORMANCE PLANS
Applied Biosystems Performance Agreement Terms and Conditions set forth above are incorporated into and are an integral part of each of the Plans listed below.
1. BIOASSURANCE PERFORMANCE PLAN
Inclusions:
A. Parts, labor and travel for remedial repair and the one Planned Maintenance visit(s) each year designated by Applied Biosystems for the instrument covered by the Plan.
B. Telephone access to technical support.
C. Priority repair service response time.

ACCEPTED AND AGREED TO:

APPLERA CORPORATION	[CUSTOMER]

THROUGH ITS APPLIED BIOSYSTEMS GROUP

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT D
ABI MS Specifications
API 4000 LC/MS/MS System — Sole Source Specifications
Description: [***].
[***]
[***]
A [***] to [***]. [***] the [***] and [***] as [***], but [***] an [***] whose [***] and [***] are [***]. [***] at [***].

[***]:	+/- [***].

[***]:	[***] to [***].

[***]:	[***]

[***]:	Zero [***]

[***]	[***]

[***]:	Zero [***]

[***]:	Up to [***]

[***]	one [***]

[***]	All the [***] are [***].
[***]

[***]. [***].

[***]:	[***].

[***]:	[***]

[***]:	[***]

[***]:	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]:	[***] to [***]

[***]:	[***] to [***]

[***]:	[***].

[***]:	All [***] are [***].

[***]:	[***].

[***]:	[***] for [***].

[***]

[***]:	All [***] can be [***] and can be [***].

[***]:	[***] to [***] the [***] to [***].

[***]:	All [***] are [***] to [***] of [***].

[***]
     [***]
The [***] of a [***] by a [***]. A [***] is placed between the [***] and the [***] to [***] the [***]. A [***] and [***] the [***] and is used for [***]. The [***] is also a [***].
     [***]
[***] to [***] with [***] and [***] for maintaining [***] and [***]. [***] of [***], [***] and [***] of [***] or [***].
     [***]
[***]. [***] with [***] and [***].
     [***]
[***] operated in the [***] and capable of [***] between [***] and [***]. The [***] is [***].
     [***]
[***] with [***] ([***] may be [***] as it is [***]).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]
[***] and [***] a [***] for [***] and [***]. [***]:
•	Rapid [***]

•	Alternate [***] capability for [***] and [***] from a [***]

•	[***] for [***]

•	[***] and [***]

•	[***] of [***] from a [***] ([***] and [***])

•	Fully [***]

•	Completely [***] and [***] capabilities

•	Compatible with [***] all [***] available [***] and [***]

•	Easy, [***]. Compatible with [***]: [***].

•	[***] and [***] to [***] such as [***], [***], [***], [***].

•	[***] and [***] between [***]

•	[***] of [***] and [***] to [***] and [***]

•	[***] for [***] of the [***]
[***]
[***]
[***] to [***] in [***] and [***]
[***]
[***]
[***]
The [***] will be able to [***] from [***] to [***] in [***] and [***] to [***] in another [***]. The [***] will be able to do this in a [***] the [***] and [***] to [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     [***]
[***] to [***].
     [***]
[***] over [***] with [***] and [***] has [***] and [***].
     [***]
All [***] in the [***] of the [***] of [***] will [***] without [***] to [***] or [***] with [***]. This shall be [***] by [***] a [***] of [***] to [***] and [***] of [***] at [***] in [***] ([***]).
A [***] be [***] between the [***] of the [***] at [***] from the [***] of [***] at [***]. This [***] shall be [***] when [***] a [***] of [***] of [***] at [***], with [***] to [***] all [***] of the [***].
     [***]
When [***] of [***] at [***], the [***] of all [***] ([***] the [***]) of the [***] will be [***] to or [***] than the [***] ([***] and [***]) but without [***]. [***] be [***] at [***] ([***]).
     [***]
The [***] using the [***] in [***] on the [***] of [***] through a [***] at a [***] of [***] ([***] and [***]), [***] ([***]), [***] ([***]), [***] and [***] on ([***] and [***]) will be greater than [***] ([***]) with the [***] less than [***].
The [***] the [***] in [***] on the [***] to [***] of [***] of a [***] of [***] at a [***] of [***] ([***] and [***]), [***] ([***]), [***] ([***] at [***]), [***] and [***] on ([***] and [***]) will be greater than [***] ([***]) with the [***] less than [***].
The [***] the [***] in [***] on the [***] to [***] on [***] of [***] of a [***] of [***] at a [***] of [***] ([***] and [***]), [***] ([***]), [***] ([***] at [***]), [***] and [***], will be [***] ([***]) with the [***] less than [***].
The [***]-to-[***] using the [***] in [***] on the [***] on [***] of [***] ([***] of a [***]) of [***] at a [***] of [***] ([***] and [***]), [***] ([***]), [***] ([***] at [***]), [***] and [***], will be [***]. The [***]-to-[***] will be calculated [***] the [***] of the [***].
[***] of [***] will produce a [***] ([***]) with a [***] at least [***] the [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     [***]
The [***] of [***] ([***]) will be determined to an [***] of [***] introduced through the [***] in [***].
[***]
     [***]
The [***] is [***] by [***] by [***].
     [***]
The [***] weighs approximately [***], [***] the [***] and the [***].
     [***]
Two [***] to [***], [***] with two [***] are [***] to [***] the [***].
     [***]
High [***] at [***] ([***] of [***]) is used for the [***]. [***] is used for the [***]. [***] is [***] at [***]. [***], [***] ([***]) at [***] is used for the [***] ([***] of [***]).
     [***]
A [***] is [***] to remove [***] and [***] from the [***].
     [***]
To ensure the [***] for the [***], the [***] must be maintained [***] and [***] ([***] to [***]) [***] ([***]) with a [***] of [***] and [***]. The [***] is [***] ([***]) for the [***], [***] and [***] from the [***] or [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

API 5000TM LC/MS/MS System — Sole Source Specifications
Description: [***].
[***]
     [***]
The [***] is an advanced [***] ([***]) [***] and [***] ([***]) [***]. The [***] features [***] for [***] and [***] for [***]:

[***]:	[***] and [***]. Each [***] is [***] for [***] by the [***] of the [***].

[***]:	[***].

[***]:	[***], [***] with [***].

[***]:	Two [***] one [***] and one [***] for best [***].

[***]:	Easy [***] in [***]. The [***] can be [***] from the [***] without [***] and be [***] with a [***] one in [***] than [***].

[***]:	[***] fully [***] to [***] of [***].

[***]:	Fully [***]. All [***] and [***] to the [***] are [***] the [***] is [***] from the [***].

[***]
A [***] compatible with the [***]. When [***] in the [***], the [***] a [***] of [***] in the [***], [***] for [***].

[***]:	From [***] to [***], [***] selectable.

[***]:	From [***] to [***], without [***].

[***]:	From [***] to [***], with [***].

[***]:	From [***] to [***] ([***]), [***] selectable. [***] or [***].

[***]:	From [***] to [***] and from [***] to [***], [***]. [***] or [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]:	[***] and [***].

[***]:	[***] for [***] by [***].

[***]:	All [***] except [***] positioning are under [***].
[***] for [***]
A [***] compatible with the [***]. When inserted in the [***], the [***] via [***] a [***], [***] for optimum [***] and reduced [***]. [***] in [***] is achieved at the [***] of the [***] by a [***].

[***]:	From [***] to [***], [***].

[***]:	From [***] to [***], without [***].

[***]:	From [***] to [***], with [***].

[***]:	From [***] to [***] ([***]), [***]. [***].

[***]:	From [***] to [***], [***].

[***]:	[***] and [***].

[***]:	[***] for [***] by [***].

[***]:	All [***] except [***] are [***].

[***]
The [***] is a [***] that offers the [***] to [***] the [***] during a [***] for each individual [***] or [***] group.
[***] the [***] of the [***], the [***] the [***] and [***]. The [***] enhances [***] over a [***], improves [***] and accelerates [***].

[***]:	One [***] and one [***] for [***], with [***] for [***] by [***].

[***]:	[***] or [***]. [***] can be [***] at a [***] of one [***] ([***]).

[***]:	Sample [***] to the [***] or [***] by an [***] ([***]) [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]:	[***].

[***]:	Two [***], [***] with [***].

[***]:	[***]: from [***] to [***]; [***]: from [***] to [***]; without [***].

[***]:	From [***] to [***], with [***].

[***]:	From [***] to [***] ([***]), [***]. [***].

[***]:	From [***] to [***] and from [***] to [***] for the [***], [***]. [***].

[***]:	[***] and [***]. [***] (at [***]).

[***]:	Two [***] one [***] and [***] — for best performance [***].

[***]:	Easy [***]. [***] removed [***] without [***] less than [***].

[***]:	[***] to eliminate [***] of [***].

[***]:	Fully [***]. All [***] and [***] to the [***] are automatically [***] when the [***] is [***] from the [***].

[***]:	All [***] except [***] are [***].

[***]
The [***] uses a [***] and [***] to [***] by [***] or [***] and can be used for [***] and [***].
The [***] features a [***] and [***] similar to the [***] for high [***] and [***].

[***]:	[***] for [***] with [***] for [***] by [***].

[***]:	[***].

[***]:	One [***], [***] with [***].

[***]:	[***] ([***]).

[***]:	From [***] to [***], [***]. [***] recommended for [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]:	[***] ([***] or [***]) or other [***] with appropriate [***].

[***]:	From [***] to [***], without [***].

[***]:	From [***] to [***], with [***].

[***]:	From [***] to [***], [***].

[***]	From [***] to [***] ([***]), [***] selectable. [***] recommended for best [***].

[***] and [***]:	[***] and [***]. [***].

[***]:	Two [***] — one [***] and one [***] — for best performance [***].

[***]:	Easy [***] in [***]. The [***] can be [***] from the [***] without [***] and be [***] with a [***] in [***] than [***].

[***]:	[***] to eliminate [***] of [***].

[***]:	Fully [***]. All [***] and [***] to the [***] are [***] the [***] is [***] from the [***].

[***]:	All [***] except [***] are [***].
[***]
     [***]
The [***] must [***] a single [***] from [***] into the [***], followed immediately by a [***] for [***] and [***]. This must be followed by a [***] followed by a [***]. A [***] must be located between the [***] and the [***] to help further [***] the [***]. A [***] with [***] must follow the [***] and be used for [***]. The [***] must also be a [***].
     [***]
The [***] must have a [***]-to-[***] with a [***] for maintaining [***] and [***]. It must be [***] of [***] of [***], [***], and [***] over long periods of time without [***] or [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     [***]
     The [***] must have a [***] with [***]. It must automatically [***] and [***] after [***].
     [***]
     The [***] must have a [***] that is operated in the [***] and is [***] of [***] and [***].
     The [***] must be able to [***].
[***] and [***]
     [***]
The [***] must feature a [***] system with [***] (e.g. [***] may be [***] as it is [***]).
     [***]
The [***] must include a [***] and [***] that incorporates a [***] for [***] and [***]. [***] should [***]:
•	[***] ([***])

•	Alternate [***] and [***] for [***] and [***] from a single [***]

•	Product [***] for [***]

•	[***] and [***]

•	[***] of each [***] from a [***] ([***] and [***])

•	Compatible with a [***] of [***], [***], [***] and [***]

•	[***] of and [***] of [***] from an [***]

•	Data [***] of [***], [***] and [***] to [***] and [***]

[***]

The [***] must have or be able to [***] the [***]:

•	A [***] and [***] ([***] based on [***] and [***] and [***])

•	[***] for [***] and [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

•	[***]

•	[***] and [***]

•	[***] and easy [***] to [***] such as [***], [***], [***], etc.

•	[***], [***] utilizing [***]
[***]
     [***]
The [***] must have a [***] of [***] in [***] and [***]
     [***]
There must be a [***] of [***].
     [***]
The [***] must be able to [***] from [***] to [***] in [***] and [***] to [***] in another [***]. The [***] must be able to do this in a [***], [***] the [***] and [***] to [***].
     [***]
The [***] must have a [***] of [***] to [***] ([***]).
     [***]
     The [***] must have a [***] of [***] at [***] with [***] and after it has [***] and [***].
[***]
The [***] that must be [***] of the [***] should [***] those stated in “[***]” of the [***]
     The [***] below are taken from the [***].
     [***]
[***] — When [***] ([***]) [***] at [***] in [***], the [***] ([***]) of the [***] be equal to or greater than [***] at [***] ([***]).
[***] — When [***] ([***]) [***] at [***] in [***], the ([***]) [***] of the [***] must be equal to or greater than [***] at [***] ([***]).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     [***]
[***] — When [***] ([***]) [***] at [***] in [***], the ([***]) [***] of the [***] must be equal to or greater than [***] at [***] ([***]).
[***] — When [***] ([***]) [***] at [***] in [***], the ([***]) [***] of the [***] must be equal to or greater than [***] at [***] ([***]).
     [***]
[***] of [***] at [***], the [***] of the [***] shall be equal to or greater than [***] of the [***] ([***]) [***] at [***] ([***]).
     [***] and [***]
The [***] using the [***] in [***] on the [***] to [***] on [***] of [***] through a [***] at a [***] of [***] ([***] and [***]), [***] ([***]), [***] ([***] at [***]), [***] and [***] on ([***] and [***] fully [***]) will be greater than [***].
The [***] using the [***] in [***] on the [***] to [***] on [***] of [***] of a [***] of [***] at a [***] of [***] ([***] and [***]), [***] ([***]), [***] ([***] at [***]), [***] and[***], will be [***] than [***].
[***]
The following additional [***] will not be [***] during a standard [***] but may be [***] by [***]. [***] have [***] the [***]. To [***] these [***] and/or [***], that are not [***] at [***], may be required. Since these [***] require additional [***], [***] and [***] there may be an [***] in order to have any of these [***] of the [***] and/or at the [***].
[***] for [***] and [***]
[***] and [***] on [***], increase [***] are [***] in [***] ([***]) and in [***] below [***] ([***]).
[***]
The [***] using the [***] in [***] on the [***] to [***] on a [***] through a [***] at a [***] of [***] ([***] and [***]) [***], [***] ([***] at [***]) will be greater than [***].
[***]
[***]
[***] ([***]) and [***] and [***] with a [***] dwell time. Specs: [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]
[***] and [***] and [***] with a [***]. [***].
[***] with [***] in [***]
The difference in [***] for [***] ([***], [***], [***]) [***] with [***].
[***]
[***] in [***]
The [***] for [***] ([***], [***], [***]) at [***] ([***]) [***] ([***]), while [***] a [***] by [***], should be similar within [***].
[***] in [***]
The [***] for [***] ([***], [***], [***], [***], [***]), [***] shall have a [***].
[***] in [***]
The [***] for [***] ([***], [***], [***], [***]), [***], shall have a [***].
[***] in [***]
The [***] for [***] ([***], [***], [***], [***]), [***], shall have a [***].
[***]
[***]
The [***] must be around [***] by [***] by [***]. It should be [***] in a [***] with [***] by [***] by [***].
[***]
The [***] must weigh approximately [***], excluding the [***] and the [***].
[***]
The [***] must be [***] by two [***], to [***], [***] single [***] with two [***] each.
[***]
The [***], including [***], must only [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]
[***] at [***] ([***] of [***]) must be used for the [***] for the [***] be used for the [***]. [***] must be [***] at [***]. [***] ([***]) at [***] must be used for the [***] (with a [***]).
[***]
The [***] must use a [***] to [***] and [***] from the [***] and [***].
[***]
To ensure the [***] for the [***], the [***] must be [***] and [***] ([***]) [***] ([***]) with a [***] between [***]. The [***] must be around [***] ([***]) for the [***] and [***] from the [***].
Patents
     The [***] may [***] some or all of the following [***]:
•	[***] (U.S. patent numbers [***] and [***])

•	[***] (U.S. patent numbers [***], [***] and [***])
For Research Use Only. Not for use in [***].
© 2005 Applera Corporation and MDS Inc. All Rights Reserved. Information subject to change without notice.
Applera, AB (design), iScience, and iScience (design) are trademarks and Applied Biosystems is a registered trademark of Applera Corporation or its subsidiaries in the US and/or certain other countries.
API 5000, Curtain Gas, DuoSpray, PhotoSpray, and Turbo V are trademarks and LINAC, Q TRAP. QSTAR and TurboIonSpray are registered trademarks of Applied Biosystems/MDS SCEIX, a joint venture between Applera Corporation and MDS Inc.
Windows is a registered trademark of Microsoft Corporation.
All other trademarks are the property of their respective owners.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Differentiating Features and Benefits of the 4000 Q TRAP® LC/MS/MS System
Description: [***].
     [***]
[***]
The [***] is an advanced [***] ([***]) [***] and [***] ([***]) [***]. The [***] features [***] for [***] and [***] for improved [***]:

[***]:	[***] and [***] available. Each [***] is [***] for [***] by the [***] of the [***].

[***]:	[***].

[***]:	Three [***], [***] with [***].

[***]:	Two [***] — one [***] and one [***] — for best [***].

[***]:	Easy [***] in [***]. The [***] can be [***] from the [***] without [***] and be [***] with a [***] in less than [***].

[***]:	[***] to [***] of [***].

[***]:	Fully [***]. All [***] and [***] to the [***] are automatically [***] when the [***] is [***] from the [***].
[***] for [***]
A [***] compatible with the [***]. When [***] in the [***], the [***] via [***] a [***] of [***] located in the [***], [***] for optimum [***].

[***]:	From [***], [***] selectable.

[***]:	From [***] to [***], without [***].

[***]:	From [***] to [***], with [***] gradient capability.

[***]:	From [***] to [***] ([***]), [***] selectable. [***] or [***].

[***]:	From [***] to [***] and from [***] to [***], [***]. [***] or [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]:	[***] and [***].

[***]:	[***] for [***] by [***].

[***]:	All [***] are under [***].
[***] for [***]
A [***] compatible with the [***]. [***] in the [***], the [***] via [***] a [***], [***] for optimum [***] and reduced [***]. [***] in [***] is [***] at the [***] of the [***] by a [***].

[***]:	From [***] to [***], [***].

[***]:	From [***] to [***], without [***].

[***]:	From [***] to [***], with [***].

[***]:	From [***] to [***] ([***]), [***] selectable. [***].

[***]:	From [***] to [***], [***] selectable.

[***]:	[***] and [***].

[***]:	[***] for [***] by [***].

[***]:	All [***] source [***] except [***] are under [***].

[***]
The [***] is a [***] system that offers the ability to select the [***] during a [***] for each [***] or [***].
[***] the [***] of the advanced [***], the [***] the [***] and [***]. The [***] enhances [***] over a [***], [***] and [***].

[***]:	One [***] and [***] for [***], with [***] for [***] by [***].

[***]:	[***] or [***]. [***] can be [***] at a [***] of [***] ([***]).

[***]:	[***] to the [***] or [***] by an [***] ([***]) under [***].

[***]:	[***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]:	Two [***], [***] with [***].

[***]:	[***]: from [***] to [***]; [***]: from [***] to [***]; without [***].

[***]:	From [***] to [***], with full [***].

[***]:	From [***] to [***] ([***]), [***] selectable. [***].

[***]:	From [***] to [***] and from [***] to [***] for the [***], [***] selectable. [***].

[***]:	[***] and [***]. [***] ([***]).

[***]:	Two [***] one [***] and one [***] for best [***].

[***]:	Easy [***]-in [***]. The [***] can be [***] from the [***] without [***] and be [***] with a [***] in less than [***].

[***]:	[***] fully [***] to eliminate [***] of [***].

[***]:	Fully [***]. [***] and [***] to the [***] are [***] when the [***] is [***] from the [***].

[***]:	All [***] except [***] are under [***].
[***]
The [***] uses a [***] and [***] to [***] by [***] or [***] and can be used for [***] and [***]. The [***] features a [***] and [***] to the [***] for [***] and improved [***].

[***]:	[***] for [***] with [***] for [***] by [***].

[***]:	[***].

[***]:	One [***], [***] with [***].

[***]:	[***] ([***]).

[***]:	From [***] to [***], [***] selectable. [***] recommended for [***].

[***]:	[***] ([***] or [***] recommended) or other [***] with appropriate [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]:	From [***] to [***], without [***].

[***]:	From [***] to [***], with full [***].

[***]:	From [***] to [***], [***] selectable.

[***]:	From [***] to [***] ([***]), [***] selectable. [***] recommended for [***].

[***] and [***]:	[***] and [***]. [***] adjustable [***].

[***]:	Two [***] — one [***] and one [***] — for best [***].

[***]:	Easy [***]-in [***]. The [***] can be [***] from the [***] and be [***] with a [***] in less than [***].

[***]:	[***] to eliminate [***] of [***].

[***]:	Fully [***]. All [***] and [***] to the [***] are [***] the [***] is [***] from the [***].

[***]:	All [***] except [***] are [***].
[***]
[***] for [***] and [***] at [***], [***]. [***], [***], and [***] for [***] and on-[***] as [***] as [***] of [***] up to [***]. Three [***] allow for maximum [***] for [***] as well as [***] and [***].

[***]:	[***] from [***] to [***], [***] on the [***] of [***].

[***]:	From [***] to [***], [***] selectable.

[***]:	From [***] to [***], with full [***].

[***]:	[***] for [***], [***] of [***].

[***]:	Easy [***]-in [***]. The [***] can be removed from the [***] without [***] and be [***] with a [***] one in less than [***].

[***]:	[***] at [***], [***] and [***] off-[***].

[***]:	Two [***] and [***] for best [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]:	Fully [***]. All [***] and [***] to the [***] are [***] when the [***] is [***] from the [***]. The [***] to the [***] is [***] when the [***] for [***] or for [***].

[***]:	All [***] are [***].

[***]:	[***] with [***] for [***] of [***] in the [***]. [***] from [***] to [***].

[***]:	[***] or [***], [***] on the [***] and [***].

[***] of [***]:	Three [***] for [***] of [***].

[***]:	[***] for [***] at [***] from [***] to [***]

[***]:	[***] for [***] at [***] from [***] to [***]

[***]:	[***] for [***] from [***] to [***]
[***]
     [***]
The [***] a [***] from [***] into the [***], [***] by a [***] followed by a [***]. A [***] is located between the [***] and the [***] to [***]. A [***] with [***] follows the [***] is [***] for [***]. The [***] is also a [***].
     [***]
The [***] has a [***] to [***] with [***] for [***] and [***]. It is capable of [***] of [***] such as [***], [***] and [***] over [***] of [***] without [***] or [***].
     [***]
The [***] has a [***] with [***]. It [***] and [***] after [***].
     [***]
[***] ([***]) [***] in the [***] and [***] of [***] and [***]. The [***] is [***].
     [***] and [***]
          [***]
     [***] with [***] (e.g. [***] be [***] as it is [***]).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               [***] and [***]
The system includes a [***] and [***] that [***] a [***] user [***] for [***] and [***]. [***] include:
•	[***] (up to [***] and [***])

•	Combine [***] and [***], [***] and [***] ([***]) for [***] and [***] from a single [***]

•	[***] for [***]

•	[***] and [***]

•	Automatic [***] of [***] from a [***] ([***])

•	Compatible with a [***] of [***], [***], [***] and [***]

•	[***] of and [***] of [***] from an [***]

•	[***] of [***], [***] and [***] to [***] and [***]
These [***] enable the following [***]:
•	[***] — [***] ([***]) [***] with ([***]) [***], [***] and [***] through [***] ([***]) for [***] and [***] in a single [***] or [***].

•	[***] — Combine [***] and/or [***] with [***] and [***] through [***] ([***]) [***] to [***] and [***] with [***] as [***] or [***] in a [***] at the [***]

•	[***] — [***] and/or [***] with [***] and [***] ([***]) [***]

•	[***] — [***] with [***] and [***] ([***]) [***] to [***] for, [***], [***] and [***] in a [***] at a [***] of [***].
               [***]
The [***] is [***] to [***] the [***]:
•	[***] for [***], [***]

•	[***] the [***] in a [***].

•	[***] for [***], [***]

•	[***] for [***] and [***] and/or [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

•	[***] for [***]

•	[***] for [***] to [***]

•	[***] to [***] the [***] of [***] in a [***]
                [***]
The [***] contains and is able to [***] the [***]:
•	A [***] and [***] ([***] on [***] and [***] at [***] and [***])

•	[***] for [***] and [***]

•	[***]

•	[***] and [***]

•	[***] and [***] to [***] as [***], [***], [***], [***].

•	[***], [***]
For [***]
•	[***] for [***] and [***] in [***].
For [***]
•	Complete set of [***] and [***], [***] and [***] and [***] and [***] on the [***].

•	[***], [***] for [***] of [***] and [***] on a [***]

•	[***], [***] for [***] from [***] and [***]

•	[***] that [***] and [***] in [***] with [***] or [***] or [***]
[***]
     [***]
The [***] has a [***] of [***] in [***] and [***] in [***] and [***] to [***] in [***]
     [***]
There is a [***] of [***] in [***] and [***] of [***], [***] and [***] in [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     [***]
The [***] is able to [***] from [***] to [***] in [***] and back to [***] in [***]. The [***] is able to do [***] and [***], [***] the [***] and [***] to [***].
     [***]
The [***] has a [***] of [***] to [***] ([***]).
     [***]
     The [***] has a [***] of [***] with [***] and [***] the [***] has [***] and [***].
               [***]
     The [***] that [***] be [***] of the [***] in “[***]” of the [***]
     [***].
     [***]
At [***], [***] of [***] in [***] at [***] will [***] as [***] in the [***].
[***]

[***] ([***])	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
     [***]
All singly [***] in the [***] of the [***] of [***] ([***]) will [***] unit [***] without [***] to [***] or [***] with [***]. This [***] be [***] by [***] a [***] of [***], [***] to [***] all [***] of [***], and [***] of [***] at [***] in [***] ([***]).
A [***] will be [***] between the [***] of the [***] at [***] from the [***] of [***] at [***]. [***] shall be [***] when [***] a [***] of [***] of [***] at [***], with [***] adjusted to [***] of the [***].
     [***]
[***] of [***] at [***], the [***] of [***] ([***] the [***]) of the [***] will be equal to or greater than the [***] ([***] and [***]) but [***]. [***] shall be [***] at [***] ([***]).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     [***]
[***] of [***] will [***] a [***] ([***]) with a [***] at [***] the [***].
     [***]
The [***] using the [***] in [***] on the [***] to [***] on [***] of [***] through a [***] at a [***] of [***] ([***] and [***]), [***] ([***]), [***] ([***] at [***]), [***] and [***] on ([***] and [***] fully [***]) will be greater than [***] ([***]) with the [***] less than [***].
The [***] using the [***] in [***] on the [***] to [***] on [***] of [***] through a [***] at a [***] of [***] ([***] and [***]), [***] ([***]), [***] ([***] at [***]), [***] and [***] on ([***] and [***]) will be greater [***] ([***]) with the [***] less than [***].
The [***] using the [***] in [***] on the [***] to [***] on [***] of [***] of a [***] of [***] at a [***] of [***] ([***] and [***]), [***] ([***]), [***] ([***] at [***]), [***] and [***], will be [***] ([***]) with the [***].
The [***] using the [***] in [***] on the [***] to [***] on [***] of [***] ([***]) of [***] at a [***] of [***] ([***] and [***]), [***] ([***]), [***] ([***] at [***]), [***] and [***], will be [***]. The [***] will be [***] the [***] of the [***].
[***] — When [***] at a [***] and [***] with [***], the [***] of [***] at [***] from [***] of the [***] at [***] is [***] than [***] for [***] and [***] of the [***] of the [***] ([***]). [***] at a [***] and [***] at [***] with [***], the [***] of the [***] at [***] [***] from [***] of the [***] at [***] is [***].
     [***]
[***] at [***], the [***] of the [***] (a [***] of the [***]) for a [***] will [***] of the [***] of [***] ([***]) from the [***].
     [***]
The [***] of [***] ([***]) will be [***] to an [***] of [***] when [***] the [***] in [***].
     [***]
The following [***] will not be [***] during a [***] but [***] be [***] by [***]. These [***] have [***] the [***]. To [***] these [***], [***] and/or [***], [***] are not [***] at [***], [***] be [***]. Since these [***] require [***], [***] and [***] be an [***] in [***] to [***] any of [***] of the [***] and/or at the [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     [***] for [***] and [***]
[***] and [***] on [***], [***] are [***] in [***] > [***] ([***]) and in [***] ([***]).
     [***]
The [***] using the [***] in [***] on the [***] to [***] on [***] of a [***] of [***] through a [***] at a [***] of [***] ([***] and [***]) [***], [***] ([***]) is [***].
     [***]
     [***]
[***] ([***]) and [***] and [***] with a [***]. [***]: [***].
     [***]
[***] and [***] and [***] with a [***]. [***]: [***].
     [***] with [***] in [***]
The [***] in [***] for [***] ([***], [***], [***]) [***] with [***] is [***].
     [***]
     [***] in [***]
The [***] for [***] ([***], [***], [***], [***] and [***]) at [***] on-[***] ([***]) [***] on-[***] ([***]), while [***] a [***] by [***], will be [***].
     [***] in [***]
The [***] for [***] ([***], [***], [***], [***], [***]), [***] has a [***].
     [***] in [***]
The [***] for [***] ([***], [***], [***], [***] and [***]), [***], has a [***].
     [***] in [***]
The [***] for [***] ([***], [***], [***], [***]), monitoring [***], has a [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]
     [***]
The [***] is [***] by [***] by [***].
     [***]
The [***], [***] the [***] and the [***].
     [***]
The [***] is [***] by [***] to [***], [***] with [***] are used to [***] the [***].
     [***]
[***] at [***] ([***] of [***]) is [***] for the [***] for the [***]. [***] should be used for the [***]. [***] is [***] at [***]. [***], [***] ([***]) at [***] is used for the [***] (with a [***] of [***]).
     [***]
The [***] uses a [***] to [***] and [***] from the [***] and [***].
     [***]
To [***] the [***] for the [***], the [***] should be [***] between [***] and [***] ([***]) [***] ([***]) with a [***] of [***] and [***]. The [***] should be [***] ([***]) for the [***], [***] and [***] from the [***].
Patents
The instrument is covered by one or more of the following U.S. Patent Numbers: [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***], [***] and corresponding claims in patents and patent applications outside the U.S.A.
Applera) and iTRAQ are trademarks and Applied Biosystems and AB (design) are registered trademarks of Applera Corporation or its subsidiaries in the US and/or certain other countries.
Curtain Gas, DuoSpray, MIDAS and Turbo V are trademarks and LINAC, Q TRAP, PhotoSpray, NanoSpray, MicroIonSpray and TurboIonSpray are registered trademarks of Applied Biosystems/MDS SCIEX, a joint venture between Applera Corporation and MDS Inc.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ICAT is a registered trademark of the University of Washington and is exclusively licensed to the Applied Biosystems group of Applera Corporation.
Windows is a registered trademark of Microsoft Corporation.
All other trademarks are the property of their respective owners.
© 2006 Applera Corporation and MDS Inc. All Rights Reserved. Information subject to change without notice.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT E
ABI Principal Contacts
[***] — for ABI Services
[***] — for ABI MS
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.